PROSPECTUS
FOR
ACCUMULATION VUL
a flexible premium adjustable variable life insurance policy with index-linked options issued by
THE PENN INSURANCE AND ANNUITY COMPANY
and funded through
PIA VARIABLE LIFE ACCOUNT I
of
The Penn Insurance and Annuity Company
PO Box 178, Philadelphia, Pennsylvania 19105
1-800-523-0650
December 31, 2023

This
Prospectus describes the Accumulation Variable Universal Life Insurance Policy (the “Policy”), an individual, flexible premium adjustable variable universal life insurance policy with index-linked options issued by The Penn Insurance and Annuity Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the mutual fund portfolios (each, a “Portfolio”) that you select. The Portfolios available under the Policy are listed in Appendix A to this Prospectus. The Policy also provides options in the fixed account in which amounts may be held to accumulate interest (including interest based on index credits). The life insurance (or death benefit) and cash surrender value provided under the Policy, which include amounts allocated to the fixed account, will never be less than the amount specified in the Policy. The Policy is not available in New York.
Right to Cancel. If you are a new purchaser of a Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

G
UIDE
TO
R
EADING
THIS
P
ROSPECTUS
(T
ABLE
OF
C
ONTENTS
)
This Prospectus contains information that you should know before you buy the Accumulation Variable Universal Life Insurance Policy (the “Policy”) described in this Prospectus or exercise any of your rights under the Policy. The purpose of this Prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.
This Prospectus is arranged as follows:

•	Pages 6 to 9 provide a table summarizing key information about the Policy.

•	Pages 10 to 13 provide an overview of important features and benefits and other information.

•	Pages 14 to 24 include tables showing fees and charges under the Policy.

•	Pages 25 to 28 summarize the principal risks of investing in the Policy.

•	Pages 29 to 71 provide additional, more detailed information about the Policy, in a question and answer format.

•
Pages 71 to 73 provide information about The Penn Insurance and Annuity Company (“PIA,” or the “Company”), the PIA Variable Life Account I (the “Separate Account”), and the underlying variable investment options (the “Variable Investment Options”).

•
Appendix A at the end of this Prospectus lists the mutual funds that are available in the Variable Investment Options (the “Portfolios” or the “Portfolio Companies”), including information regarding their expenses and past investment performance.

•	Appendix B at the end of this Prospectus describes the fixed account options, traditional loans, and indexed loans available under the Policy.

•	Appendix C at the end of this Prospectus describes material state variations in the Policy provisions.
**********
The prospectuses of the available Portfolios contain important information that you should know about the investments that may be made under the Policy. You should read the prospectuses of the available Portfolios carefully before you invest. You can obtain the prospectuses for the Portfolios online at
www.pennmutual.com/for-individuals-and-businesses/performance-and-rates.
You can also request this information at no cost by calling
1-800-523-0650
or by sending an email request to FundOperations@pennmutual.com.
This Prospectus (and the Policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (the “SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

D
EFINITIONS
The following key terms and their definitions are included to help make this Prospectus as readable and understandable for you as possible. Other terms used within this Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Prospectus.
Cash Surrender Value:
The Policy Value, less any Surrender Charges that may apply.
Company:
The Penn Insurance and Annuity Company. Also referred to as “
we
,” “
our
,” and “
us
,” or “
PIA
.”
Fixed Account Options:
  In addition to the Variable Investment Options, the Policy has five Fixed Account Options: (1) the Indexed Fixed Account; (2) the Traditional Fixed Account; (3) the Short-Term Fixed Account; (4) the Holding Fixed Account; and (5) the Fixed Dollar Cost Averaging Account. These are described in Appendix B and are part of the Company’s General Account assets. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account, which are automatically re-allocated
each month to one or more of the other Investment Options you select.
Fixed Dollar Cost Averaging Account:
  A Fixed Account Option that allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account. Premiums allocated to the Fixed Dollar Cost Averaging Account will be automatically re-allocated
each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts.
General Account:
All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.
Holding Fixed Account:
  A Fixed Account Option that earns a rate of interest declared by the Company from time to time. Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly Policy anniversary will be allocated to a Holding Fixed Account. On the subsequent monthly Policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.
Indexed Fixed Account:
  A Fixed Account Option that earns index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of an index, subject to a guaranteed minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00% while the guaranteed minimum interest rate of the Indexed Loan Account is 1.00%. The Indexed Fixed Account may be subject to an Asset Charge. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.
Investment Options:
Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.
Lockout Period:
A 12 month Lockout Period will begin anytime a Policy loan, except loans from unpaid policy loan interest, is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.
Monthly Deduction:
The charges we deduct from your Policy Value each month, including the Cost of Insurance Charge, Per Policy Expense Charge, the Expense Charge per Thousand of Specified Amount, the Mortality and Expense Risk Asset Charge, and any applicable Optional Supplemental Rider Charges, each of which is defined in the section of this Prospectus entitled “What Are the Fees and Charges Under the Policy?” For all of the Monthly Deductions other than the Mortality and Expense Risk Asset Charge, you may specify the Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account and Policy loan accounts) from which the Monthly Deductions are deducted. For some Indexed Fixed Accounts, there is an Asset Charge that is also deducted monthly. The Asset Charge is only deducted from certain Indexed Fixed Accounts, as explained in the section of this Prospectus entitled “What Are the Fees and Charges Under the Policy?”
Net Amount at Risk:
The difference between the death benefit and the Policy Value.
Net Cash Surrender Value:
The Policy Value, less any Surrender Charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your Policy.
Net Policy Value:
The Policy Value, less any Policy Debt.
Net Premium:
The balance of a premium payment after deduction of the Percent of Premium Charge.
Policy:
The individual, flexible premium adjustable variable universal life insurance policy with index-linked options offered in this Prospectus.
Policy Debt:
Any outstanding Policy loans plus any loan interest due or accrued.
Policy Loan Account:
There are two Policy Loan Accounts; the Traditional Loan Account, and the Indexed Loan Account. You may only have one loan option in force at any time.
Policy Specifications Page:
The Policy Specifications Page (which is in Section 1 of your policy) contains your Policy’s individual specifications.
Policy Value:
The total value of your Policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options, including the Policy loan accounts. At any time, your Policy Value is equal to: the Net Premiums you have paid (your premiums less the Percent of Premium Charges); plus or minus the investment results in the part of your Policy Value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your Policy Value (if any) allocated to the Fixed Account Options; minus Policy charges we deduct; and minus partial withdrawals you have made.
Portfolios:
The mutual funds that are available for investment in the Variable Investment Options of the Separate Account. The Portfolios are referred to sometimes as
Portfolio Companies
.
Separate Account:
  The PIA Variable Life Account I of The Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specified Portfolio and is referred to sometimes as a Variable Investment Option.
Short-Term
Fixed Account:
  A Fixed Account Option that earns a rate of interest declared by the Company from time to time.
Specified Amount:
The dollar amount of life insurance under the Policy as selected by the Policy owner. It equals the initial Specified Amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial Specified Amount.
Surrender Charge:
If you surrender your Policy within the first 10 Policy years or within 10 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a Surrender Charge from your Policy Value. We will also deduct a Surrender Charge from your Policy Value upon any decrease in the Specified Amount of insurance in the first five Policy years. Your Policy will state your Surrender Charges.

Traditional Fixed Account:
  A Fixed Account Option that earns a rate of interest declared by the Company from time to time.
Variable Investment Options:
The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.
You, Your:
The Policy owner, who can make decisions regarding allocation of Net Premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the Policy limits).

I
MPORTANT
I
NFORMATION
Y
OU
S
HOULD
C
ONSIDER
A
BOUT
THE
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P
OLICY

Fees and Expenses

Charges for Early Withdrawals
If you fully surrender your Policy within the first 10 years following your purchase of the Policy or within the first 10 years following an increase in the Specified Amount you may be assessed a Surrender Charge of up to 4.50% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a Surrender Charge of up to $22,500.

For more detailed information, see “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Transaction Charges
You may be assessed a Surrender Charge of up to 4.50% of your Specified Amount upon a decrease in the Specified Amount within the first five years following your purchase of the Policy.

In addition to the Surrender Charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee.

We reserve the right to impose transfer charges (when you transfer Policy Value between Investment Options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Ongoing Fees and Expenses
In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis).

Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain Rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Asset Charges, loan interest, Per Policy Expense Charge, Asset Charges on certain Indexed Fixed Accounts and certain other Rider charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2022.

	Total Annual Operating Expenses (expenses that are deducted from Portfolio assets)
	Annual Fee	Minimum	Maximum

	Variable Investment Options (Portfolio fees and expenses)	0.11%	0.41%

	For more detailed information, see “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Risks

Risk of Loss
You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see “Summary of Principal Risks of Investing in the Policy;” “What is the Value of My Policy?”

Not a Short-Term Investment
This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the Policy Value (also called cash value) through partial withdrawals or loans; you cannot access more than your Net Cash Surrender Value (the Policy Value less the Surrender Charge and less any outstanding Policy loan).

For more detailed information, see “Summary of Principal Risks of Investing in the Policy.”

Risks Associated with Investment Options
•   An investment in this Policy is subject to the risk of poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the performance of the Portfolios.

•   Each Investment Option (the Portfolios and the Fixed Account Options) has its own unique risks. The performance of the Portfolios will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•   A discussion of the risks of allocating your premiums or Policy Value to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

•   Premiums and Policy Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options.

•   Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.

For more detailed information, see “Summary of Principal Risks of Investing in the Policy;” “Appendix A — Portfolio Companies Available Under the Policy;” “Appendix B — Fixed Account Options and Policy Loan Accounts.”

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Company, including:

•   Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options) are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Policy, including, among others, cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at
1-800-523-0650.

For more detailed information, see “The Penn Insurance and Annuity Company;” “Financial Statements;” “Summary of Principal Risks of Investing in the Policy– Insurance Company Risks;” “Other Information.”

Risks

Policy Lapse
The Policy can lapse even if you pay all of the planned premiums on time.

•   When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•   A Policy can lapse if the Net Cash Surrender Value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•   The larger a Policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•   A Policy lapse may have tax consequences.

•   If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The no-lapse feature can prevent the Policy from lapsing if certain provisions are satisfied.

For more detailed information, see “Summary of Principal Risks of Investing in the Policy;” “What Payments Must I Make Under the Policy? — Lapse and Reinstatement.”

Restrictions

Investments
•   You can allocate your Net Premiums to Variable Investment Options (that invest in the Portfolios) or Fixed Account Options.

•   The minimum amount that you can transfer generally is $25.

•   If less than the full amount held under an Investment Option is transferred, the amount remaining in the Investment Option must be at least $25.

•   The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous Policy year.

•   You may only transfer amounts from the Indexed Fixed Account at the end of its term.

•   Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

•   The amount that may be transferred excludes any amount held in the Policy loan accounts.

•   A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.

•   The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Policy.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Policy owners.

•   We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of
its shares.

Restrictions

For more detailed information, see “How Are Amounts Credited to the Variable Investment Options of the Separate Account?;” “How Can I Change the Policy’s Investment Allocations?;” “Policy Loans;”
“Appendix B — Fixed Account Options and Policy Loan Accounts.”

Optional Benefits
•   We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy.

•   We may stop offering an optional benefit or may stop accepting subsequent premiums for an optional benefit at any time.

•   A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.

For more detailed information, see “What Are the Supplemental Riders And Benefits That Are Available?”

Taxes

Tax Implications
Consult with a tax adviser to determine the tax implications of an investment in and payments received under this Policy.

•   If you purchase the Policy through a
tax-qualified
plan you do not get any additional tax benefit.

•   Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59
1
⁄
2
.

For more detailed information, see “Summary of Principal Risks of Investing in the Policy — Tax Risks;” “How Is the Policy Treated Under Federal Income Tax Law?”

Conflicts Of Interest

Investment Professional Compensation
Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else.)

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see “Distribution Arrangements.”

Exchanges
Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see “What Payments Must I Make Under the Policy? — Tax-Free ‘Section 1035’ Insurance Policy Exchanges.”

O
VERVIEW
OF
THE
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The following provides an overview of the Policy’s primary features. Please read the full descriptions in the rest of
this Prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1.	Purpose of the Policy
This Policy provides permanent life insurance coverage with the potential for tax-deferred
cash value (Policy Value) accumulation. The Policy is offered by PIA. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a Net Cash Surrender Value that you can access through withdrawals and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free,
and (6) optional benefit riders. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire Prospectus before you invest.

2.	Premiums
Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.
You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly, or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the provisions of the no-lapse
feature are satisfied. See “What Payments Must I Make Under the Policy? —
No-Lapse
Feature and Lapse and Reinstatement”

in this Prospectus
.
Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your Policy (generally at least $25).
Although you may have a schedule of planned premiums,
your Policy can lapse even if you pay all of the planned premiums on time
(unless the provisions of the
no-lapse
feature are in effect). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or Policy Value to has been poor, because of charges we deduct, because of withdrawals you take, or because of a combination of these factors has caused the Net Cash Surrender Value of your Policy to be insufficient to pay the Policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.
To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.
Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The Policy Value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual fund portfolios. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

3.	Policy Features
The Policy offers a variety of important features and benefits, including the following:
Life Insurance Benefit
The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the

“Specified Amount”). We offer two different types of death benefits under the Policy. Option 1 is a level death benefit option and Option 2 is an increasing death benefit option:

•
Option 1 – the death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy Value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702; or

•
Option 2 – the death benefit is the greater of (a) the Specified Amount of insurance plus your Policy Value on the date of death, or (b) a percentage of the Policy Value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702.

Therefore the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can increase or decrease the Specified Amount, subject to certain conditions.

While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid Policy charges when the insured dies.
Investment Options
The Policy allows you to allocate your Policy Value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Portfolio”). Your Policy Value will increase or decrease
to reflect the investment performance of the Portfolios you select; you bear the investment risk and you can lose money invested in the Portfolios. Appendix A to this Prospectus lists the Portfolios currently available in the Policy and includes additional information about the Portfolios.
In addition to the Variable Investment Options, the Policy has Fixed Account Options for policy value and/or premium allocations. The Indexed Fixed Account is designed to be an investment where the Company provides interest credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of the S&P 500 Price Return Index (without dividends) (the “S&P 500 Index”), and where the Company bears the investment risk. Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. In addition, you may only transfer amounts from the Indexed Fixed Account at the end of its term.
The Traditional Fixed Account is designed to be an investment that provides fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. Transfers may be made to and from the Short-Term Fixed Account at any time, and so the Company intends to declare a lower rate of interest for the Short-Term Fixed Account than the Traditional Fixed Account. The lower rate of interest for the Short-Term Fixed Account may be preferable if you do not wish to be subject to the Traditional Fixed Account’s transfer restrictions. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account which are automatically re-allocated
each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts you select. All Fixed Account Options are described in Appendix B to this Prospectus.
You can change the Investment Options in which you invest throughout the life of the Policy, subject to certain conditions.
Transfers
You may transfer Policy Value from one Variable Investment Option to another and to and from the Fixed Account Options, although there are limitations and restrictions on transfer activity. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value
The Policy Value includes the amount in the Variable Investment Options and the Fixed Account Options, including the Policy loan accounts. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, outstanding loans (including loan interest), and the charges we deduct.
The Cash Surrender Value is the Policy Value decreased by any Surrender Charge. The Net Cash Surrender Value is the Policy Value decreased by any outstanding Policy loan and less any Surrender Charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the Net Cash Surrender Value.
The Policy Value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Net Cash Surrender Value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different Portfolio, and a discussion of the investment risks of each of the Portfolios may be found in the prospectus for each of the Portfolios. Each Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some Portfolios are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.
Loans
You may take a loan on your Policy. You may borrow up to 99%

of your Cash Surrender Value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from the Variable Investment Options or the Fixed Account Options into a Traditional Loan Account. Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each Policy year. Indexed Loans are described in “Policy Loans” in this Prospectus and Appendix B. You may repay all or part of a loan at any time.
Policy loans reduce your Policy Value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact the no-lapse
feature, and you may need to make additional premium payments or loan repayments to maintain the no-lapse
feature. Additionally, Policy loans may impact your ability to make transfers from the Traditional Fixed Account to the Indexed Fixed Account. See “How Can I Change the Policy’s Investment Allocations?” in this Prospectus. If you take a loan on your Policy, you may be subject to tax consequences. See “How Is the Policy Treated Under Federal Income Tax Law?” in this Prospectus.
Surrenders and Withdrawals
You may surrender your Policy in full at any time. If you do, we will pay you the Net Cash Surrender Value (the Policy Value, less any Policy loan outstanding and less any Surrender Charge that then applies). You may make partial withdrawals (subject to limitations) from your Net Cash Surrender Value. The minimum partial withdrawal amount is $250. Note that you do not have access to your full Policy Value, just the Net Cash Surrender Value. Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.
However, the Policy is generally not a liquid investment. Surrender Charges will apply during the first 10 Policy years and for 10 years after an increase in the Specified Amount. There are limitations on your ability to access your Policy Value through surrenders and partial withdrawals, including Surrender Charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A withdrawal will reduce your Policy Value (and therefore your Net Cash Surrender Value) by the amount withdrawn, and could reduce your death benefit. If the Policy’s Net Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deductions, then your Policy may lapse and terminate.
Free Look Period: ‘Right to Cancel’
You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to the financial professional who delivered the Policy to you.
No-Lapse
Feature
If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse
premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the Policy anniversary nearest the insured’s attained age 80. However, in no case will the specified period be less than five years. Outstanding loans will nullify the no-lapse
guarantee if the loans equal or exceed the Cash Surrender Value. The no-lapse
premium will generally be less than the monthly equivalent of the planned premium you specified. A change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.
Supplemental Riders – Optional Benefits
The Company offers optional benefits through supplemental riders that may be added to your Policy (an additional charge applies to some
of these riders). These riders include an Accidental Death Benefit Rider, Additional Insured Term Insurance Rider, Early Surrender Value Rider, Cash Value Enhancement Rider, Children’s Term Insurance Rider, Disability Waiver of Monthly Deductions Rider, Disability Completion Benefit Rider, Guaranteed Option to Increase Specified Amount Rider, Supplemental Term Insurance Rider, Overloan Protection Benefit Rider, Accelerated Death Benefit Rider, Chronic Illness Accelerated Benefit Rider, and Supplemental Exchange Rider. If any of these riders are added, any applicable monthly charges for certain of the supplemental riders will be deducted from your Policy Value as part of the Monthly Deduction.
Taxes
Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not
treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See “How Is the Policy Treated Under Federal Income Tax Law?” in this Prospectus for additional information.

T
ABLE
OF
F
EES
AND
E
XPENSES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy or making withdrawals. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected.
(See “What Are the Fees and Charges Under the Policy?” in this Prospectus for additional information).
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or make withdrawals from the Policy, or transfer Policy Value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge	When a premium is paid.	Maximum Charge: 8% of each premium payment. 1

Surrender Charge 2

Maximum Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first five Policy years.	The Surrender Charge is a maximum of $45.00 to minimum of $1.80 per $1,000 of Specified Amount or decrease in Specified Amount. 3

Surrender Charge for a representative non-tobacco male insured, age 45 in the first Policy year

Maximum Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first five Policy years.	$24.00 per $1,000 of Specified Amount or decrease in Specified Amount. 3

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.00% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00. Current Charge $0.00. 4

Overloan Protection Benefit Rider

Current and Maximum Charge	When benefit is exercised.	One time charge of 3.50% of Policy Value.

Accelerated Death Benefit Rider

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Current and Maximum Charge	When benefit is exercised.	One time charge of 12 months’ worth of Policy charges on the accelerated amount, plus an interest charge, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current
90-day
Treasury bill rate, or (b) the current maximum statutory adjustable Policy loan rate.

Chronic Illness Accelerated Benefit Rider

Current and Maximum Charge	When benefit is exercised.	The Death Benefit will be reduced by the accelerated benefit payment plus an additional interest charge based on the accelerated benefit interest rate and the mortality table declared by the Company for individuals with Chronic Illness. Policy values will also be reduced proportionately.

1	The Percent of Premium Charge imposed is currently reduced to 5.00% on premiums paid in all Policy years. This reduction is not guaranteed and may change.
2
Surrender Charges are determined separately for each Policy and take into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and highest Surrender Charges for an insured, based on our guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Surrender Charge under a Policy issued to an individual who is representative of individuals we insure. The Surrender Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Surrender Charges. More detailed information concerning your Surrender Charge is available from our administrative offices upon request. For additional information on the Surrender Charges, see “What Are the Fees and Charges Under the Policy?—Surrender Charge” in this Prospectus.

3	The maximum amount reflects the charge that may be assessed in the first Policy year.
4
No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Account Options. While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a Policy year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy. The charges do not include fees and expenses incurred by the Portfolios that serve as Investment Options under the Policy.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

BaseContract Charges:

Cost of Insurance Charges 5

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.1799 per $1,000 of Net Amount at Risk.

Expense charge per $1,000 of Specified Amount 6

Maximum Charge	Monthly	The charges range from a maximum of $1.61 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.35 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Current Charge	Monthly for the first 120 months following the Policy date or an increase in a Policy’s Specified Amount	For first 60 months following the Policy date or an increase in a Policy’s Specified Amount, the charges range from a maximum of $1.21 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.15 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the Policy date or an increase in a Policy’s Specified Amount, the charges range from a maximum of $0.605 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.075 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.50 per $1,000 of initial Specified Amount of insurance or an increase in the Specified Amount.

Current Charge	Monthly for the first 120 months following the Policy date or an increase in the Specified Amount	For the first 60 months following the Policy date or an increase in the Specified Amount, $0.219 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the Policy date or an increase in the Specified Amount, $0.110 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Mortality and Expense Risk Asset Charge

Maximum Charge	Monthly	0.05% monthly (annual rate of 0.6%) of the first $50,000 of Policy Value allocated to the Separate Account and
0.025
% monthly (annual rate of 0.3%) of the Policy Value allocated to the Separate Account in excess of that amount.

Current Charge	Monthly for the first 120 months following the Policy date	0.0125% monthly (annual rate of 0.15%) for the first 120 months following the Policy date of Policy Value allocated to the Separate Account.

Per Policy Expense Charge 8	Monthly	Guaranteed Maximum $ 9.00. Current Charge $8.00.

Asset Charge 7 for High Cap S&P 500 Indexed Account Uncapped S&P 500 Indexed Account (Limited by Participation Rate)	Monthly	0.125% of segment value (annual rate of 1.50%). 0.25% of segment value (annual rate of 3.00%).

Optional Benefit Charges:

Traditional Loans 8

Net Interest Charge 9	End of each Policy year	Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in Traditional Loan Account). 10

Indexed Loans 8

Net Interest Charge 9	End of each Policy year	Maximum annual rate of 5.00%.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

AccidentalDeath Benefit Rider:

Cost of Insurance Charges 11

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

AdditionalInsured Term Insurance Rider:

Cost of Insurance Charges 11

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of additional insured term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.2117 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.1799 per $1,000 of additional insured term insurance benefit.

Administrative Charges

	Monthly during the first year of the Rider and/or the first year of an increase in term insurance benefit under the Rider	$0.10 per $1,000 of additional insured term insurance benefit.

EarlySurrender Value Rider 16 :

Maximum Charges	Monthly for the first 10 years of the Policy or the first 10 years after an increase in the Specified Amount of insurance of the Policy or term insurance benefit, as applicable	Maximum of $0.52 to minimum of $0.20 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charges	Monthly for the first 10 years of the Policy or the first 10 years after an increase in the Specified Amount of insurance of the Policy or term insurance benefit, as applicable	Maximum of $0.075 to minimum of $0.02 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.32 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charge	Monthly	$0.045 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Children’s Term Insurance Rider:

Cost of Insurance Charges

Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Disability Waiver of Monthly Deductions Rider:

Cost of Insurance Charges 11,15

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.0275 per $1,000 of Net Amount at Risk.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

If the Policy also has a Children’s Term Insurance Rider in addition to one of the Disability Waiver Riders	Monthly	Maximum between $0.0092 and $0.0408 to minimum between $0.0050 and $0.0242 per $1,000 of children’s term insurance benefit.

If the Policy also has an Additional Insured Term Insurance Rider in addition to one of the Disability Waiver Riders	Monthly	Maximum between $0.0083 and $3.2675 to minimum between $0.0050 and $2.33 per $1,000 of children’s term insurance benefit.

Disability Completion Benefit (AKA Disability Waiver of Stipulated Premium) Rider 13 :

Disability Waiver of Monthly Deductions Benefit

Cost of Insurance Charges 11,15

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092, per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.0275 per $1,000 of Net Amount at Risk.

Disability Waiver of Stipulated Premium Benefit

Cost of Insurance Charges 11

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

First year charge for a representative non-tobacco male insured, age 45

Maximum and Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cash Value Enhancement Rider 12, 16 :

Expense Charge

Maximum Charges	Monthly for the first 10 Policy years.	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider

Current Charges	Monthly for the first 10 Policy years.	Maximum of $0.225 to minimum of $0.07 per $1,000 of Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly for the first 10 Policy years	$0.360 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charges	Monthly for the first 10 Policy years	$0.165 for Policy years one through three and $0.045 for Policy years four through 10. This charge is per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Guaranteed Option to Increase Specified Amount Rider:

Cost of Insurance Charges 11

Current and Maximum Charges	Monthly	Maximum of $0.1967 to minimum of $0.0442 per $1,000 of the Specified Amount of this Rider.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.1133 per $1,000 of the Specified Amount of this Rider.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Supplemental Term Insurance Rider: 14,15

Surrender Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the term insurance benefit or upon a decrease in the term insurance benefit within in the first five Policy years	The Surrender Charge is a maximum of $45.00 to minimum of $1.80 per $1,000 of the term insurance benefit of the Supplemental Term Insurance Rider or decrease in the term insurance benefit of the Supplemental Term Insurance Rider.

First year charge for a representative non-tobacco male insured, age 45		$24.00 per $1,000 of the term insurance benefit or decrease in this benefit all multiplied by the surrender factor of 100%.

Cost of Insurance Charges 11

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.1799 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Expense Charge 16

Maximum Charge	Monthly	The charges range from a maximum of $1.71 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit to a minimum of $0.40 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charge	Monthly for the first 60 months following the Policy date or an increase in the term insurance benefit	The charges range from a maximum of $1.331 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit to a minimum of $0.180 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit. After 60 months, the charge is zero.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.80 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

Current Charge	Monthly	$0.252 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

3	The maximum amount reflects the charge that may be assessed in the first Policy year.
5
The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age, and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the Policy year in which the charge is deducted. The table shows the lowest and the highest Cost of Insurance Charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year Cost of Insurance Charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum Cost of Insurance Charges. More detailed information concerning your Cost of Insurance Charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The Net Amount at Risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on Cost of Insurance Charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance Charge” in this Prospectus.

6
The Expense Charge per $1,000 of Specified Amount are currently reduced. During the first 60 months following the Policy date, the charges range from $0.15 per $1,000 of initial Specified Amount of insurance to $1.21 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the Policy date, the charges range from $0.08 per $1,000 of initial Specified Amount of insurance up to $0.61 per $1,000 of initial Specified Amount of insurance. The charge on an additional Specified Amount of insurance is similarly reduced. The Expense Charges under the Policies vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest Expense Charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year Expense Charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum Expense Charges. More detailed information concerning your Expense Charges is available from our administrative offices upon request. For additional information on Expense Charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Expense Charge per Thousand of Specified Amount” in this Prospectus.

7	The Asset Charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available the Indexed Fixed Accounts.
8
You may borrow up to 99% of your Cash Surrender Value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the Fixed Account Options on a pro-rata
basis and is transferred to a Policy loan account, as collateral for the loan. See “Policy Loans” in this Prospectus and “Appendix B” for additional information about Policy loans.

9	Net Interest Charge for a loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the Policy loan accounts.

10
The Traditional Loan Account is guaranteed to earn interest at 1.00% during the first 10 Policy years and 1.75% thereafter. On a guaranteed basis, the Net Interest Charge during the first 10 Policy years is 1.00% and 0.25% thereafter. On a current basis, the Net Interest Charge during the first five Policy years is 1.00% and 0.00% thereafter.

11
The Cost of Insurance Charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age, and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest Cost of Insurance Charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year Cost of Insurance Charges under a Rider issued to an individual who is representative of individuals we insure. The Policy Specifications Page will indicate the guaranteed maximum Cost of Insurance Charges for the Rider applicable to your Policy. More detailed information concerning your Cost of Insurance Charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and Riders requested. The Net Amount at Risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current Policy Value allocated to the Rider. For additional information about the Riders, see “What Are the Supplemental Riders and Benefits That Are Available?” in this Prospectus.

12
This Rider is not available to all persons. See “What Are the Supplemental Riders and Benefits That Are Available? — Early Surrender Value Rider” or “What Are the Supplemental Riders and Benefits That Are Available? — Cash Value Enhancement Rider” in this Prospectus for additional information.

13
The Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium) consists of two benefits, the Disability Waiver of Monthly Deductions plus the Disability Waiver of Stipulated Premium Benefit, and is therefore subject to two separate charges for the two benefits.

14
For purposes of determining the allocation of Net Amount at Risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the Policy Value will be allocated as follows: first to the initial Specified Amount coverage segment, then to any coverage segments resulting from increases in the Specified Amount in the order of the increases, to the initial term insurance benefit coverage segment, and then to any coverage segments resulting from increases in the term insurance benefit in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy Value will be allocated to the most recent increase in the Specified Amount in the Policy.

15
The Surrender Charge takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the Policy. The table shows the lowest and the highest Surrender Charge for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Surrender Charge under a rider issued to an individual who is representative of individuals we insure. The Surrender Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Surrender Charge for the Policy and rider. More detailed information concerning your Surrender Charge is available from our administrative offices upon request. For additional information on the Surrender Charge, see “What are the Fees and Charges under the Policy?—Surrender Charge” in this Prospectus.

16
The Charge takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the Policy. The table shows the lowest and the highest Charge for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Charge under a rider issued to an individual who is representative of individuals we insure. The Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Charge for the Policy and rider. More detailed information concerning your Charge is available from our administrative offices upon request.

Portfolios’ Annual Operating Expenses
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Portfolio expenses may be higher or lower in the future. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix A to this Prospectus.

Annual Portfolio Expenses 1	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.11%	0.41%

1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2022. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2022 expenses. We have not verified the accuracy of the information provided by the Portfolios.

S
UMMARY
OF
P
RINCIPAL
R
ISKS
OF
I
NVESTING
IN
THE
P
OLICY
Many benefits of the Accumulation Variable Universal Life Insurance Policy have a corresponding risk, and both benefits and risks should be considered before you purchase a Policy. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.

Investment Risk
The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Net Cash Surrender Value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Portfolio, and a comprehensive discussion of the investment risks of each of the Portfolios may be found in the prospectus for each of the Portfolios.
Each Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some Portfolios are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your premium and Policy Value allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the Portfolio carefully.
The value of your Policy may also be invested in Fixed Account Options. Premiums and Policy Value allocated to the Traditional Fixed Account may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account. There is a risk that other Investment Options will perform more favorably than the Traditional Fixed Account while your Policy Value remains there.
Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. In addition, you may only transfer amounts from the Indexed Fixed Account at the end of its term. An index credit will not be paid on the Indexed Fixed Accounts if the Policy is surrendered before the end of a segment.
In addition, a variable life insurance policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.

Risk of Lapse
Your Policy can lapse even if you pay all of the planned premiums on time.
When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.
Specifically, your Policy may terminate, or lapse, if the Net Cash Surrender Value of the Policy is not sufficient to pay Policy charges (including payment of interest on any loan that may be outstanding under the Policy) and the provisions of the no-lapse
guarantee are not satisfied. This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have allocated premiums or Policy Value to has been poor, because of charges we deduct, because of withdrawals you make, because of Policy loans you take, or because of a combination of these factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.
A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.

Policy Loan Risks
The larger a Policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a Policy anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Policy Value. The effect could be favorable if the Investment Options earn less than the interest rate credited on the Policy loan accounts, or unfavorable, if the Investment Options earn more. The longer a loan is outstanding, the greater the effect on your Net Cash Surrender Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the death benefit proceeds that might otherwise be paid.
A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.
Unless your Policy qualifies as a modified endowment contract, Policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a Policy surrender or lapse will result in a taxable event for you. If a Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Liquidity Risk; Limitations on Access to Policy Value
The Policy is generally not a liquid investment. Surrender Charges will apply during the first 10 Policy years and within 10 years of any increase in the Specified Amount. The Policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Policy Value through surrenders and partial withdrawals, including Surrender Charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. You generally cannot access your entire Policy Value, only your Net Cash Surrender Value.
A withdrawal will reduce your Policy’s Cash Surrender Value by the amount withdrawn, and could reduce your death benefit. If the Policy’s Net Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deductions, then your Policy may lapse and terminate. A withdrawal may also reduce your Policy’s Specified Amount and may have adverse tax consequences.
Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.
Accessing Policy Value through Policy loans also has costs, increases the risk of Policy lapse, may have adverse tax consequences, and may negatively impact your Cash Surrender Value and other Policy benefits.

Risk of an Increase in Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force. The Company could also add new charges for federal and state and local taxes (see “Are There Other Charges That PIA Could Deduct In The Future?”).

In addition, the operating expenses of the Portfolios are not guaranteed and may increase (or decrease). Although some Portfolios may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks
The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. The section of this Prospectus entitled “How Is the Policy Treated Under Federal Income Tax Law?” describes a number of tax issues that may arise in connection with the Policy. These risks include, but are not limited to: (1) that the Policy may not qualify as life insurance for tax purposes; (2) that you could be treated as the owner of your Policy’s pro rata portion of the assets of the Variable Investment Options; (3) the possibility that the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans; (4) the possibility of adverse tax consequences if the Policy remains in force beyond age 100; and (5) the possibility that the Internal Revenue Service (“IRS”) may treat a loan as a taxable distribution if the net interest rate spread (the difference between the interest rate charged on the loan and the interest rate credited to the Policy loan account) is zero or very low. In addition, the present federal income tax laws that apply to your Policy may change, or the IRS may change current interpretations thereof (and any such change could have retroactive effect).
The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other tax advisers for more complete information.

Potentially Harmful Transfer Activity
This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policy owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Policy owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and Portfolio brokerage expenses; and/or

•	dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks
Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics, or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep Policy owner information confidential).

Unlike the assets in our Separate Account, the assets in our General Account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including amounts under the Fixed Account Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Information Systems, Technology Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, Policy activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made
disasters, hacking, criminal activity, pandemics, utility outages, geo-political
or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with Policy transaction processing, or cause the release and/or destruction of Policy owner or business information including the securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we, the Portfolios, or our service providers will avoid losses affecting Policies that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.
We have established policies, standards, procedures, and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability, and privacy of Policy owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Policy owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures, and controls will be effective or successful.

Q
UESTIONS
AND
A
NSWERS
This part of the Prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?
The Policy provides life insurance on you or another individual you name (the insured). The value of your Policy will increase or decrease based upon the performance of the Portfolios you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan, unpaid Policy charges, or partial withdrawals). The Policy allows you to allocate your Policy Value to Variable Investment Options (which hold shares of the Portfolios listed in Appendix A to this Prospectus) and to the Fixed Account Options where the value will accumulate interest (including interest based on index credits).
You will have several options under the Policy. Here are some major ones:

•	Determine when and how much premium you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender your Policy for its Net Cash Surrender Value

•	Take partial withdrawals from your Policy (up to the Net Cash Surrender Value amount)

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy
Most of these options are subject to limits that are explained later in this Prospectus.
If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the Policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.
The maturity date of a Policy is the Policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the Policy Value less any Policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the Basic Death Benefit and the Policy Value will continue to be calculated as defined in the Policy. We will no longer charge monthly deductions. New partial withdrawals may not be made. Any Indexed Loans will be moved to the Traditional Loan Account. New Traditional Loans and loan repayments may be made. Policy loans will continue to accrue interest and the Traditional Loan Account will continue to operate as described in the Policy. Amounts in the subaccounts, the Short-Term Fixed Account, and the Indexed Fixed Accounts will be moved to the Traditional Fixed Account. We will no longer accept premium payments unless necessary to prevent lapse. All riders and benefits attached to the Policy, except the Supplemental Term Insurance Rider, if applicable, will terminate as of the maturity date even if the Policy continues in force beyond the maturity date. Before extending the maturity of your Policy, you should consult a tax adviser regarding possible tax consequences.

Who Owns the Policy?
You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the Variable Investment Options and Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this Prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?
Premium Payments
Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium policy.
Paying the planned premiums may not be sufficient to keep the Policy in force. A premium may not be less than the minimum shown in your Policy (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our Net Amount at Risk (the difference between the death benefit and the Policy Value).
We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Code. No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance returned to you. See “How Is the Policy Treated Under Federal Income Tax Law?” in this Prospectus.
If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code. If the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out (as either withdrawals or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See “How Much Life Insurance Does the Policy Provide?”

and “How Is the Policy Treated Under Federal Income Tax Law?”

in this Prospectus.
A premium charge will be deducted from each premium, and the remaining amount (the Net Premium) will be credited to the Policy Value and allocated to the Investment Options according to your elections.
Planned Premiums
The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly, or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the no-lapse
guarantee feature is in effect. See “Lapse and Reinstatement”

below.
Although you may have a schedule of planned premiums,
your Policy can lapse even if you pay all of the planned premiums on time
(unless the
no-lapse
feature is in effect). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the grace period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.
Ways to Pay Premiums
If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Insurance and Annuity Company. Premiums after the first must be sent as follows: (1) checks sent by mail: The Penn Insurance and Annuity Company, Payment Processing Center, PO Box 7460, Philadelphia, Pennsylvania 19101- 7460, and (2) checks sent by overnight delivery: The Penn Insurance and Annuity Company, Payment Processing Center, ATTN: Penn Mutual Life Insurance Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.
We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•
on-line
at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your Policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.
You can obtain information on these other methods of premium payment by contacting your PIA financial professional or by contacting our office.
If a loan is outstanding, deposits or other amounts received that are not designated as a loan repayment will be treated and applied as premium payments.
No-Lapse
Feature
Your Policy will remain in force during the no lapse period, regardless of investment performance and your Net Cash Surrender Value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial withdrawals you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.
The no lapse period is determined at issue and is the earlier of 20 years or to the Policy anniversary nearest the insured’s attained age 80, with a minimum of five years.
The
“no-lapse
premium” will generally be less than the monthly equivalent of the planned premium you specified.
Policy distributions will affect the
no-lapse
guarantee and outstanding loans will nullify the
no-lapse
guarantee if the loans equal or exceed the Cash Surrender Value. See “Policy Loans”

in this Prospectus. If the no-lapse guarantee terminates, you have the option to reinstate it by reducing the Policy Debt until it falls below the Cash Surrender Value.
A change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the No-Lapse Feature’s guarantee.
Tax-Free
“Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another policy related to the same insured in a
“tax-free
exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a Surrender Charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange apart from your interest in such new policy. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.
The final surrender value of your existing policy may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated (by the existing policy issuer) sometime after we receive your exchange request in good order. In addition, as we will not issue the new Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange could be delayed.
Grace Period; Lapse and Reinstatement
If the Net Cash Surrender Value of your Policy is not sufficient to pay any charge that may be due under the Policy, and the no-lapse
feature is not in effect, you will have a 61 day grace period to make that payment. During the grace period, the Policy Value, Cash Surrender Value, and death benefit are calculated in the same manner as before the Policy entered the grace period. We will notify you of how much premium you will need to pay to keep the Policy in force. The premium required will be the payment of a premium sufficient to pay the monthly deduction for the Grace Period plus two additional months, or the amount necessary to satisfy the no-lapse feature for two Policy months beyond the Grace Period (if applicable). If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.
If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy. The minimum amount of premium to be paid on reinstatement is equal to an amount to make the Net Cash Surrender Value positive plus the Monthly Deductions for the two Policy months following the reinstatement date, or the amount necessary to satisfy the no-lapse
feature at the date of reinstatement and for two Policy months following the reinstatement date (if applicable). Policy Debt which existed at the end of the grace period must either be repaid or reinstated.
Following reinstatement, the
no-lapse
feature is available. Any supplemental riders attached to the Policy prior to lapse may be reinstated with the exception of the Overloan Protection Benefit Rider.
Premiums Upon an Increase in the Specified Amount
If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See “Can I Change Insurance Coverage Under the Policy?”

in this Prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Variable Investment Options of the Separate Account?
From each premium payment you make, we deduct a Percent of Premium Charge. We allocate the rest (the Net Premium) to the Variable Investment Options and Fixed Account Options you have selected (except, in some states, the initial net premium will be allocated to the Short-Term Fixed Account during the free look period). Allocations must be in whole number percentages and must total 100% of premium.
Allocation of Net Premiums.
The initial Net Premium, and any additional premium paid before the Policy is issued, will be allocated based on the initial premium allocation specified on your Policy

Specifications Page. On the Allocation date listed on your Policy Specifications Page, the assets will be allocated to the Variable Investment Options of the Separate Account, and/or to the Fixed Account Options as directed by you in the application for the Policy. Subsequent or future Net Premiums generally will be allocated as directed by you. You may change the allocation of future premium payments at any time. The minimum amount that can be allocated to an investment (if anything is allocated) is $25.
When a payment is allocated to a Variable Investment Option, or transferred from one of the Fixed Account Options to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving Investment Option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt in good order. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the Investment Option for the current valuation period. A valuation period is the period from one valuation of Investment Option assets to the next.
For each subaccount, the value of an accumulation unit is valued each day shares of the Portfolio held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.
The net investment factor is an index used to measure the investment performance of each subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where:

(a)
is the net asset value per share of the Portfolio held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the Portfolio if the
“ex-dividend
date” occurs in the valuation period; and

(b)	is the net asset value per share of the Portfolio held in the subaccount as of the end of the last prior valuation period.
For information on how amounts are credited to the Fixed Account Options, see “Appendix B.”

How Much Life Insurance Does the Policy Provide?
In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the Policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.
Death Benefit Options
When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid Policy charges. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1. The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the Policy Value on the date of the insured’s death.

•
Option 2.
The death benefit is the greater of (a) the Specified Amount of insurance plus
your Policy Value on the date of death, or (b) the “applicable percentage” of the Policy Value on the date of the insured’s death.

We will not accept your application unless you specify which death benefit option you want in the application. Subject to the limitations described in the following section, you can change the type of death benefit you want at any time before the insured dies. You may increase or decrease the Specified Amount of insurance. See “Can I Change Insurance Coverage Under the Policy?” in this Prospectus.
For purposes of both death benefits, Policy Value includes amounts in the Variable Investment Options and/or the Fixed Account Options.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains ages 96 through 120. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.
If the investment performance of the Variable Investment Options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the Policy Value.
Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the Policy Value will tend to be higher under Option 1 than under Option 2 for the same premium payments. Subject to the limitations described in the following section, you can change the type of death benefit you want at any time before the insured dies.
Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order. We will pay interest from the date of death of the Insured to the date of payment. The interest rate will be at least equal to the rate required by the state in which the Policy was delivered.

Can I Change Insurance Coverage Under the Policy?
Change of Death Benefit Option
You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least equal to the minimum Specified Amount under your Policy; and

•	no change may be made in the first Policy year and no more than one change may be made in any Policy year.
Changes in the Specified Amount of Insurance
You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to PIA;

•	no change may be made in the first Policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.
You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first Policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount;

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least equal to the minimum Specified Amount under your Policy; and

•	any decrease in the Specified Amount of insurance in the first five Policy years will be subject to a Surrender Charge.
Exchange of Policies
For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See “What Are the Supplemental Riders and Benefits That Are Available?—Supplemental Exchange Rider”

in this Prospectus.
Consequences of Changing Insurance Coverage
See “How Is the Policy Treated Under Federal Income Tax Law?”

in this Prospectus for information about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?
You may allocate or transfer your Policy Value to Variable Investment Options and/or the Fixed Account Options. (“Policy Value” is also known as cash value).
Your Policy Value that is allocated (or transferred) to Variable Investment Options (in accordance with your direction), will vary with the investment performance of the shares of the Portfolios held by the applicable Variable Investment Options, increasing with positive investment performance (net of fees and charges) and decreasing with negative performance.
The amount you allocate to the Traditional Fixed Account, the Short-Term Fixed Account, the Holding Fixed Account, and the Fixed Dollar Cost Averaging Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.00% for the Traditional Fixed Account, the Holding Fixed Account, and the Fixed Dollar Cost Averaging Account, and at least 0.50% for the Short-Term Fixed Account. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. See “How Do I Communicate With PIA?”

in this Prospectus. Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. Amounts you allocate to the Fixed Account Options will not be subject to the Mortality and Expense Risk Asset Charge described later in this section or to Portfolio expenses. Your Policy Value (including amounts in the Fixed Account Options) will be reduced by deductions we make from your Policy for Policy charges. See “What Are the Fees and Charges Under The Policy?” in this Prospectus.
At any time, your Policy Value is equal to:

•	the Net Premiums you have paid (your premiums less the Percent of Premium Charges);

•	plus or minus the investment results in the part of your Policy Value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your Policy Value (if any) allocated to the Fixed Account Options;

•	minus Policy charges we deduct; and

•	minus partial withdrawals you have made.

If you borrow money under your Policy, other factors affect your Policy Value. See “Policy Loans”

in this Prospectus.
The “Cash Surrender Value” is equal to your Policy Value (as described above) decreased by any Surrender Charge. The “Net Cash Surrender Value” of your Policy is equal to your Policy Value (as described above), less any Policy loan outstanding and less any Surrender Charge that then applies. You can only withdraw or borrow up to the Net Cash Surrender Value (not the Policy Value), and on a full surrender you receive only the Net Cash Surrender Value.

How Can I Change the Policy’s Investment Allocations?
Future Premium Payments
You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.
Transfers Among Variable Investment Options and the Fixed Account Options
You may also transfer amounts from one Investment Option to another, and to and from the Indexed Fixed Account, Short-Term Fixed Account, and Traditional Fixed Account. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers may be subject to a minimum transfer amount specified in your Policy (generally $25 or the amount held under the Investment Options from which you are making the transfer, if less). For partial transfers, the amount remaining in the Investment Option must be at least $25.
Transfers may only be made into an Indexed Fixed Account on a segment date, which can only be on a monthly Policy anniversary date. If you transfer to the Indexed Fixed Accounts on a date other than the segment date, the amount will be required to be transferred to Holding Fixed Account first until the next segment date. Transfers from the Indexed Fixed Accounts may only be made on a segment maturity date, which is generally the one-year
anniversary of the date you transferred into the Indexed Fixed Account. See “Appendix B”

for more information about transfers to and from the Indexed Fixed Accounts. Transfers may be made to and from the Traditional Fixed Account at any time, provided that the sum of all transfers from the Traditional Fixed Account in a Policy year cannot exceed the greater of (a) 25% of the Traditional Fixed Account value at the previous Policy anniversary, (b) $5,000, and (c) the total amount transferred from the Traditional Fixed Account in the previous Policy year. Additionally, if the policy is in a Lockout Period, no transfers may be made from the Traditional Fixed Account to the Indexed Fixed Accounts. Transfers may be made to and from the Short-Term Fixed Account at any time.
You may only transfer amounts from the Indexed Fixed Account at the end of its term.
Potential Restrictions on Transfers
Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other Policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which the Company considers to be to the actual or potential disadvantage of other Policy owners. Any modification may be applied to transfers to or from some or all of the Variable Investment Options, the Indexed Fixed Accounts, and the Traditional Fixed Account and may include, but not be limited to:

(a)
restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers (this could include not allowing telephone, internet, or other electronic transfers);

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of Policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of Policies; and

(d)	terminating transfer privileges at any time (for all, some, or specific Policy owners).

General Information on Market Timing
The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.
Frequent Trading Risks.
  Frequent transfers (exchanges) among subaccounts (the Variable Investment Options) and market timing by Policy owners can reduce the long-term returns of the Portfolios. The reduced returns could adversely affect the Policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the Portfolio. Frequent exchanges may reduce the Portfolio’s performance by increasing costs paid by the Portfolio (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Portfolio’s net asset value.
The Portfolios available in the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies.
Accordingly, the Portfolios are dependent in large part on the rights, ability, and willingness of the participating insurance companies to detect and deter short-term trading by Policy owners. We have entered into an agreement with the Portfolios that requires us to provide the Portfolios with certain Policy owner transaction information to enable the Portfolios to review the individual Policy owner transaction activity involving the Portfolios.
Frequent Trading Policies and Procedures.
  We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the Policy owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.
If requested by the investment adviser and/or
sub-adviser
of a Portfolio, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any premium payment or transfer request at any time for any reason.

What Are the Fees and Charges Under the Policy?
Policy Value allocated to the Variable Investment Options and the Fixed Account Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions, the Asset Charge, the Transfer Charge, the Surrender Charge, and the Partial Withdrawal Processing Fee (except that the Mortality and Expense Risk Asset Charge is only deducted from the Variable Investment Options).
Percent of Premium Charge
This charge of 8.00% (currently reduced to 5.00% of all premiums paid in all Policy years) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Account

Investment Options. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (the Deferred Acquisition Cost or DAC tax) that we expect will result from the premiums. State premium taxes generally range from 0.50% to 3.50%; some states do not impose premium taxes. We can increase this charge in the future (up to a guaranteed maximum of 8.00% of every premium, in all Policy years); we will notify you in advance if we change our current rates.
Monthly Deductions

•
Cost of Insurance Charge.
A monthly charge for the cost of insurance protection is subtracted from the Policy Value. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The amount of insurance risk is affected by the investment performance of the Variable Investment Options, payment of premiums, and charges. The Cost of Insurance Charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The amount of insurance is the “Net Amount at Risk,” or the difference between the death benefit and the Policy Value. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, Policy duration, sex, and rate class. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco,
preferred
non-tobacco
or preferred plus
non-tobacco
rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco
classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco
rates. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the rate class of the insured on that date.

•
Per Policy Expense Charge.
A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, Policy loans and Policy changes, reporting and overhead costs, processing applications and establishing Policy records.

•
Expense Charge per Thousand of Specified Amount.
A monthly charge to help cover our administrative costs as described in the paragraph above. The charge is equal to the current rate times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the age, sex, and rate class of the insured (as measured at issue or on the effective date of the increase).

•
Mortality and Expense Risk Asset Charge.
A monthly charge to cover mortality and expense risks. This charge is a percentage of the Policy Value in the Separate Account. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that PIA will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

•	Optional Supplemental Rider Charges. Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider. (A charge can also apply upon exercise of certain rider benefits). Please see the Fee Table “Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses” in this Prospectus and “What are the Supplemental Riders and Benefits That Are Available?” for more information about these charges.

Allocation of Monthly Deduction.
In accordance with our rules, you may specify the Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account and Policy loan accounts) from which Monthly Deductions are deducted. You may make this election when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify which Variable Investment Options and Fixed Account Options from which the Monthly Deductions are deducted, or if any of the options you specify have insufficient funds to cover your specified percentage deduction, the Monthly Deduction will be deducted pro-rata
from each of your Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account and Policy loan accounts). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the Investment Options and the other Fixed Account Options. This election or pro-rata
deduction does not apply to the Mortality and Expense Risk Asset Charge, which is applied only to the value in the Variable Investment Options. The Monthly Deduction is made by reducing the number of accumulation units in the Variable Investment Options, and by similarly reducing the Policy Value in the Fixed Account Options.
Asset Charge
For some Indexed Fixed Accounts, there is an Asset Charge that is also deducted monthly. An Asset Charge will be deducted monthly from the segment value of the High Cap S&P 500 Indexed Account and the Uncapped S&P 500 Indexed Account (Limited by Participation Rate). The Asset Charge is based on the Policy Value of the applicable segment (the segment value). This charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available these Indexed Fixed Accounts that have a potential for higher interest credits through the index parameters (caps and participation rates). The Asset Charge could cause the Policy Value to decrease, even if the S&P 500 Index experiences positive growth.
Transfer Charge
While we do not currently impose a transfer fee, we reserve the right to impose a $10 charge on any transfer of Policy Value among Variable Investment Options and/or the Fixed Account Option (except the twelve-month dollar cost averaging fixed account) if the transfer exceeds 12 transfers in a Policy year. The charge is deducted from the amount transferred. If this charge is imposed, it would be intended to partially offset the costs of multiple transfers in a year. We will notify Policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.
Surrender Charge
If you surrender your Policy within the first 10 Policy years or within 10 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a Surrender Charge from your Policy Value.
With respect to a surrender within the first 10 Policy years, the Surrender Charge is based on the initial Specified Amount and the issue age of the insured.
With respect to a surrender within 10 years of an increase in the Specified Amount of insurance under your Policy, the Surrender Charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. A Surrender Charge will also be deducted from the Policy Value upon a decrease in the Specified Amount in the first five Policy years except for decreases that were caused by partial withdrawals or changes to the death benefit option. The charge is based on the initial Specified Amount, issue age of the insured, any increases in Specified Amount, the attained age of the insured at the time of the increases, and the amount of the decrease. There will be a proportional reduction in the Surrender Charge premium for the remaining Surrender Charges. The Surrender Charge will be deducted from the Variable Investment Options, the Short-Term Fixed Account, the Traditional Fixed Account, the Holding Fixed Account, and the Indexed Fixed Accounts on a
pro-rata
basis in proportion to the current value of each account. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.
The Surrender Charges are intended to reimburse us, in part, for the expenses incurred in the sale and distribution of the Policy. Surrender Charges are determined separately for each Policy depending on the individual circumstances of the insured, such as sex, age, and risk classification.
Partial Withdrawal Processing Fee
If you take a partial withdrawal from your Policy, we will deduct the lesser of $25 or 2.00% of the amount withdrawn. The fee will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal. This charge is intended to partially offset the cost of processing a partial withdrawal.
Policy Loan Interest
Traditional Loans
You will be subject to a Net Interest Charge on any outstanding Traditional Loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the Traditional Loan Account. On a guaranteed basis, in no event will the Net Interest Charge be greater than 1.00% on a Traditional Loan during the first 10 Policy years. Starting in the 11 th
Policy year, the Net Interest Charge will in no event be greater than 0.25%. For more information concerning Policy loans, including the associated charges, see “Policy Loans.”
Indexed Loans
As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You will be subject to a Net Interest Charge on any outstanding Indexed Loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the Indexed Loan Account. In no event will the Net Interest Charge be greater than 5.00% on a Indexed Loan. Interest on Indexed Loans is payable at the end of each Policy year. If interest is not paid when due, it is added to the loan. For more information concerning Indexed Loans including the associated charges, see “Policy Loans.”
Description of Portfolio Charges
The Portfolios underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the Portfolios are not fixed or specified under the terms of your Policy, and those expenses may vary from year to year. Please see “Appendix A”

to this Prospectus (and the applicable Portfolio’s prospectus) for more information on fees and expenses of the Portfolios.
Reduction of Charges
This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.
Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Riders and Benefits That Are Available?
In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Accidental Death Benefit Rider	Provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the Rider.	Optional. May be elected at any time.
•   Not available for all Policies.
•   We will pay the additional death benefit only if the insured dies within 180 days following the accidental bodily injury.
•   No benefit is payable unless the accidental bodily injury was sustained after the Policy anniversary nearest to the insured’s first birthday and prior to the Policy anniversary nearest to the insured’s 70th birthday.
•   Certain exclusions apply, including death resulting directly or indirectly from risky activities (such as bungee jumping and skydiving), disease, infection, intoxication, illegal drugs, crimes, illegal occupation, suicide, etc.

Additional Insured Term Insurance Rider	Provides term insurance on other persons in addition to the insured, in amounts specified in the Policy Specifications Page in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Additional insured must meet underwriting requirements.

Early Surrender Value Rider	Provides enhanced early year Cash Surrender Values for Policies sold in certain limited corporate markets.	Optional. May be elected only at the time the base Policy is issued.
•   Not for sale in individual markets.
•   If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to the insurance coverage provided under the Policy and all applicable Surrender Charges would resume.
•   Not available with the Cash Value Enhancement Rider.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Cash Value Enhancement Rider	Provides higher early-duration Cash Surrender Values for certain limited corporate market applications.	Optional. May be elected only at the time the base Policy is issued.
•   Not available for sale in individual markets.
•   The Policy must be sponsored by or owned by a business, corporation, or a corporate trust.
•   The corporation must be at least a partial beneficiary.
•   A minimum of one life can be covered.
•   The termination credit will not be applied if the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company.
•   Not available with the Early Surrender Value Rider.

Children’s Term Insurance Rider	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday.

Disability Waiver of Monthly Deductions Rider	Provides a waiver of the Monthly Deductions from the value of the Policy Value upon the total disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.
•   Monthly Deductions for this benefit are made until the Policy anniversary nearest the insured’s 65th birthday.
•   Will terminate upon the anniversary of the Policy which is nearest to the insured’s 65th birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)	Provides a waiver of the Monthly Deductions from the Policy Value and payment by us of a stipulated premium upon the totally disability of the insured, as stated in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.
•   Will terminate upon the anniversary of the Policy which is nearest to the insured’s 65 th
birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Guaranteed Option to Increase Specified Amount Rider	Provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability.	Optional. May be elected only at the time the insured purchases the base Policy.
•   The option may be exercised under the Rider as of any of the regular option dates or as of any alternative option date.
•   Regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46.
•   Alternative option dates are the 90
th
day following marriage of the insured, live birth of a child of the insured or legal adoption by the insured of a child less than 18 years of age, subject to certain conditions.
•   The maximum issue age for this Rider is age 40.

Supplemental Term Insurance Rider	Adds term insurance to the death benefit provided under the Policy.	Optional. May be elected only at the time the insured purchases the base Policy.
•   Monthly Deductions include an expense charge applied to the amount of term insurance added to the Policy by the Rider.
•   Monthly Deductions will include a Cost of Insurance Charge for the term insurance added by the Rider.

Supplemental Exchange Rider	Provides within one year following termination of a business relationship between the owner of the Policy and the insured, the Policy may be exchanged for a new Policy on the life of a new insured.	Standard for all corporate-owned Policies.
•   The new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged.
•   The new insured must submit satisfactory evidence of insurability.
•   The Policy to be exchanged must be in force and not in a grace period.
•   The owner must make premium payments under the new Policy to keep it in force at least two months.
•   Owner must surrender all rights in the Policy to be exchanged.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Overloan Protection Rider	Allows the Policy owner to access the cash value from the Policy, while providing the holder with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.	Optional. May be elected at any time.
•   Insured’s attained age must be 75 or older.
•   Policy must be in force for a minimum for 15 years.
•   Non-taxable
withdrawals must equal the total premiums paid.
•   Subject to a
one-time
charge of 3.50% of the Policy Value, which is imposed when the Rider is exercised.
•   Certain changes are made to the Policy as a result of the benefit being exercised.

Accelerated Death Benefit Rider	Provides the insured access to a portion of death benefit while the insured is living.	Standard.
•   Amount of death benefit proceeds the insured can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. Such limits may vary depending upon the state.
•   Insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectance of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.
•   Electing this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Chronic Illness Accelerated Benefit Rider	Provides access to a portion of the death benefit while the insured is living if the insured is certified with a chronic illness.	Standard for Policies with a Specified Amount greater than $50,000 and a maximum amount of $10,000,000 as long as the insured meets our underwriting requirements.
•   Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.
•   Limits apply to the accelerated benefit payments.
•   In certain circumstances, a payment under this rider may be treated as a distribution of taxable income. Before you exercise your rights under this rider, you should consult with a competent tax adviser regarding the possible tax consequences.
•   Chronic illness is defined in the Rider (based on inability to perform specified activities of daily living, or severe cognitive impairment).
•   Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).
•   Upon each accelerated benefit payment, the death benefit will be reduced by an amount greater than the payment amount.
•   The death benefit will be reduced by the accelerated benefit payment plus an additional interest charge based on the accelerated benefit interest rate and the mortality table declared by the Company for individuals with Chronic Illness. Policy values will also be reduced proportionately.

Fixed Dollar Cost Averaging Account	Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account. Premiums allocated to the account will be automatically re-allocated
	each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts you select.	Optional.
•   Requires that at least $600 be allocated to the Fixed Dollar Cost Averaging Account.
•   The amount transferred each month must be at least $25.
•   Does not guarantee a profit or prevent a loss.
•   Not available at the same time as the Asset Rebalancing program.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Asset Rebalancing	Automatically reallocates your Policy Value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional.	• Requires a minimum Policy Value of $1,000. • Does not guarantee a profit or prevent a loss. • Not available at the same time as the Fixed Dollar Cost Averaging Account program.
No-Lapse Feature	Guarantees that your Policy will remain in force, regardless of investment performance for a specified period as long as certain provisions of the no-lapse feature are satisfied.	Standard
•   The no lapse period is determined at issue.
•   Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee in certain instances.
•   If the no-lapse feature terminates, you have the option to reinstate it.

Traditional Loan Option	Allows you to access a portion of your Policy Value without incurring the Surrender Charges and federal income tax consequences associated with a withdrawal.	Optional.
•   You may borrow up to 99% of your Cash Surrender Value.
•   The minimum amount you may borrow is $250.
•   Cannot be active at the same time as an Indexed Loan.
•   A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts.

Indexed Loan Option	Allows you to access a portion of your Policy Value without incurring the Surrender Charges and federal income tax consequences associated with a withdrawal.	Optional.
•   You may borrow up to 99% of your Cash Surrender Value.
•   The minimum amount you may borrow is $250.
•   Cannot be active at the same time as an Traditional Loan.
•   A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts.

Accidental Death Benefit Rider
This Rider provides an additional death benefit if the insured’s death results from accidental causes as defined in the Rider. This Rider is not available for all Policies. The cost of insurance rates for this Rider are based on the age, sex, and rating of the insured.
The Accidental Death Benefit will be payable upon our receipt of due proof that:

(a)	the insured has died due to an accidental bodily injury that occurred while this Rider was in force;

(b)	the accidental death occurred within 180 days following the date of the accidental bodily injury;

(c)	the accidental bodily injury was sustained prior to the anniversary of this Policy which is nearest to the insured’s 70th birthday; and

(d)	if this Rider was issued prior to the insured’s first birthday, the accidental bodily injury was sustained on or after the anniversary of this Policy which is nearest to the insured’s first birthday.
Accidental bodily injury means an injury sustained by the insured which is a direct result of an accident, independent of disease or bodily or mental illness or infirmity or any other cause, and which occurs while the Rider is in force.
The Accidental Death Benefit will not be payable if the death of the insured is the result, directly or indirectly, of certain types of excluded accidents, including:

•	disease or infirmity of mind or body, or medical or surgical treatment for such disease or infirmity;

•	an infection not occurring as a direct result or consequence of the accidental bodily injury;

•	the voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

•	intoxication as defined by the jurisdiction where the accident occurred;

•	certain risky recreational activities, including bungee jumping, rock or mountain climbing, hang gliding, and skydiving;

•	suicide, or intentionally self-inflicted injury, of the insured, while sane or insane;

•	the commission or attempted commission by the insured of a felony or other participation in an illegal occupation or activity;

•	travel or flight in or descent from an aircraft of any kind while the insured is a pilot, officer, or member of the crew of the aircraft;

•	war or act of war, or other special hazards incident to service in the military, naval or air forces of any country.
Example
:  Assume a 45-year-old male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and purchases an additional $200,000 Accidental Death Benefit coverage. If the insured dies due to an accidental death, the total death benefit would be $700,000. If the insured dies due to natural causes, then the death benefit would be $500,000.
Additional Insured Term Insurance Rider
This Rider provides term insurance on other persons in addition to the insured, in amounts specified in the “Additional Policy Specifications Page” in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy before age 70 without evidence of insurability.
Under the Rider, we will deduct the Cost of Insurance Charges from the cash value of the Policy, and a separate charge based on the Specified Amount for each additional insured during the first twelve months of the Rider. The cost of insurance rates are based on the age, sex, and rate class of the additional insured. This Rider can be elected at any time, as long as the additional insured meets our underwriting requirements. The benefits provided under the Rider are subject to all of the provisions in the Rider.

Example
:  Assume you have purchased the Policy and elected insurance coverage for yourself for $500,000 and added the Additional Insured Term Insurance Rider to cover your spouse for $250,000. If your spouse died, the Additional Insured Term Insurance Rider would provide for a $250,000 insurance payment as a result of your spouse’s death.
Early Surrender Value Rider
This Rider provides enhanced early year Cash Surrender Values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all Surrender Charges. Under this Rider, during the first 10 Policy years we deduct a monthly charge based on the original Specified Amount (of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider) and a monthly charge based on increases in the Specified Amount (of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider) during the first 10 Policy years after the increase. The charge varies based on the insured’s rate class, issue age, and sex (if applicable). Decreases in coverage do not affect the charge for this Rider. The charge will continue to be applied based on the higher original and/or increased Specified Amount. If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to insurance coverages provided under the Policy and all applicable Surrender Charges would resume. You may add this Rider to your base Policy only at the time you purchase your Policy. The benefits provided under the Rider are subject to all provisions of the Rider. This Rider is not available with the Cash Value Enhancement Rider.
Example
:  Assume a
45-year-old
purchased the Policy with a $500,000 Specified Amount and elected the Early Surrender Value. If you subsequently surrendered your Policy at the end of the third Policy year and the conditions of the Rider have been met, the Surrender Charge of $12,000.00 would be waived.
Cash Value Enhancement Rider
This Rider will provide higher early-duration Cash Surrender Values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher Cash Surrender Values will be accomplished through a “termination credit” during the first 10 Policy years while the Rider is in force.
There are several limits to the use of this Rider. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified
deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the Policy application. A minimum of one life can be covered. If the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company, the termination credit will not be applied.
The Monthly Deduction for this Rider is a monthly administrative Expense Charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first 10 Policy years. The deduction varies based on the insured’s rate class, issue age, and sex (if applicable). This Rider is not available with the Early Surrender Value Rider.
Example
:  Assume a
45-year-old
purchased the Policy and elected the Cash Value Enhancement Rider. If you subsequently surrendered your Policy at the end of the third Policy year and the conditions of the Rider have been met, the Net Cash Surrender Value would be modified to include a termination credit as follows:
Additional assumptions:

•	$500,000 Specified Amount

•	$50,000 Net Cash Surrender Value (prior to the termination credit)

•	$9,000 Total accumulated Monthly Deductions through year 3

•	75% termination factor

•	$12,000 Surrender Charge

Termination credit = Surrender Charge + termination factor * total accumulated Monthly Deductions = $12,000 + 75% * $9,000 = $18,750.
Net Cash Surrender Value = Net Cash Surrender Value (prior to the termination credit) + termination credit = $50,000 + $18,750 = $68,750
Children’s Term Insurance Rider
This Rider provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Rider may be converted without evidence of insurability to a new life insurance policy.
Under the Rider, we will deduct a Cost of Insurance Charge. The Cost of Insurance Charge is a flat monthly charge based on the Rider Specified Amount without regard to the number of children, their ages, or sex. This Rider can be elected at any time. The benefits provided by the Rider are subject to the provisions in the Rider.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and purchases an additional $25,000 of Children’s Term Insurance coverage on each of two of his children. If one of the children dies, the Rider would pay the Policy owner a $25,000 benefit; the Policy would continue in force.
Disability Waiver of Monthly Deductions Rider
This Rider provides a waiver of the Monthly Deductions from the value of the Policy Value upon the total disability of the insured. Total disability of the Insured means an incapacity of the Insured which:

(a)	results from bodily injury or disease; and

(b)	(1) during the first 24 months of Total Disability, the insured is unable to perform the substantial and material duties of their job, due to sickness or accidental bodily injury; and

(2) after the first 24 months of Total Disability, the insured, due to sickness or accidental bodily injury, is unable to perform any of the substantial and material duties of any job for which they become reasonably suited by education, training or experience.

The total and irrecoverable loss by the Insured of any of the following will be considered to be Total Disability even though the Insured may be able to work at an occupation:

(a)	the sight of both eyes;

(b)	the use of both hands or of both feet;

(c)	the use of one hand and one foot;

(d)	speech; or

(e)	hearing of both ears.
Monthly Deductions will not be waived if the total disability of the Insured results from:

(a)	any attempt at suicide, or intentionally self-inflicted injury, while sane or insane;

(b)	war or an act of war, while the Insured is in the military, naval or air force of any country, group of countries or international organization;

(c)	active participation in a riot, insurrection or terrorist activity;

(d)	committing or attempting to commit a felony;

(e)	voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

(f)	voluntary intake or use by any means of poison, gas or fumes, unless a direct result of an occupational accident;

(g)	intoxication as defined by the jurisdiction where the disability occurred; or

(h)	participation in an illegal occupation or activity.
The Cost of Insurance Charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, sex, and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications Page in the Policy. Monthly Deductions for this benefit are made until the Policy anniversary nearest the insured’s sixty-fifth birthday.
This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy, which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. The benefits provided under this Rider are subject to the provisions of the Rider.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Rider. If the insured becomes totally disabled at age 55, the Policy Monthly Deductions will be waived as long as the disability continues.
Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)
This Rider provides a waiver of the Monthly Deductions from the Policy Value and payment by us of a stipulated premium upon total disability of the insured. The stipulated premium is stated in the Policy.
Total disability of the Insured means an incapacity of the Insured which:

(a)	results from bodily injury or disease; and

(b)	(1) during the first 24 months of Total Disability, the insured is unable to perform the substantial and material duties of their job, due to sickness or accidental bodily injury; and

(2) after the first 24 months of Total Disability, the insured, due to sickness or accidental bodily injury, is unable to perform any of the substantial and material duties of any job for which they become reasonably suited by education, training or experience.

The total and irrecoverable loss by the Insured of any of the following will be considered to be Total Disability even though the Insured may be able to work at an occupation:

(a)	the sight of both eyes;

(b)	the use of both hands or of both feet;

(c)	the use of one hand and one foot;

(d)	speech; or

(e)	hearing of both ears.
Monthly Deductions will not be waived and Stipulated Premium will not be deposited if the total disability of the Insured results from:

(a)	any attempt at suicide, or intentionally self-inflicted injury, while sane or insane;

(b)	war or an act of war, while the Insured is in the military, naval or air force of any country, group of countries or international organization;

(c)	active participation in a riot, insurrection or terrorist activity;

(d)	committing or attempting to commit a felony;

(e)	voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

(f)	voluntary intake or use by any means of poison, gas or fumes, unless a direct result of an occupational accident;

(g)	intoxication as defined by the jurisdiction where the disability occurred; or

(h)	participation in an illegal occupation or activity.
The cost of insurance for waiver of the Monthly Deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates are based on the issue age, sex, and rate class of the insured. The rates will not exceed the rates shown in the Policy Specifications Page in the Policy. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Rider.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Completion Benefit Rider. If the insured becomes totally disabled at age 55, the Monthly Deductions will be waived and we will pay the insured the stipulated premium as long as the disability continues.
Guaranteed Option to Increase Specified Amount Rider
This Rider provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The Cost of Insurance Charge for the Rider is based on the issue age, sex, and rate class of the insured. The cost of insurance rates for this Rider, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications Page in the Policy. You may add this Rider to your base Policy only at the time you purchase your Policy. The maximum issue age for this Rider is age 40. This option is subject to the provisions in the Rider.
Example
:  If a Policy owner purchases the Policy at age 30 with insurance coverage of $500,000, the owner may exercise the option to increase the coverage to $750,000 at age 40, without being required to provide any additional evidence of insurability at age 40.

Supplemental Term Insurance Rider
This Rider adds term insurance to the death benefit provided under the Policy. The Rider modifies the death benefit options (as provided in the Policy) as follows.
Option 1.
The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Rider, or (b) the applicable percentage of the Policy Value on the date of the insured’s death.
Option 2.
The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Rider and the Policy Value on the date of the insured’s death, or (b) the applicable percentage of the Policy Value on the date of the insured’s death.
Additional information on the death benefit options may be found under “How Much Life Insurance Does the Policy Provide?”

in this Prospectus.
The amount of term insurance added by the Rider may, upon written application and receipt by us of satisfactory evidence of insurability
,
be increased by no less than $10,000.
The Monthly Deductions under the Policy include an expense charge applied to the amount of term insurance added to the Policy by the Rider. The expense charge will not exceed the maximum charges shown in the Policy.
The Monthly Deductions under the Policy will include a Cost of Insurance Charge for the term insurance added by the Rider. The cost of insurance rates for the term insurance will not exceed those shown for the Rider in the Policy Specifications Page in the Policy.
The Surrender Charges under the Policy will be modified for the term insurance added by the Rider. The Surrender Charges will be based the initial Term Insurance Benefit in addition to the initial Specified Amount.
After the later of the insured reaching attained age 35 and the completion of the 10th Policy year, we will credit a “Supplemental Term Insurance Policy Value” (“STI PVE”) enhancement on future monthly Policy anniversaries. The amount of the enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% multiplied by (a), multiplied by (b), and divided by (c), where;

(a)	is the current value in the applicable account;

(b)	is the term insurance benefit; and

(c)	is the sum of the term insurance benefit and the Specified Amount of the Policy.
For every account except the Traditional Loan Account, the STI PVE is based on the current value in each account. For the Traditional Loan Account the STI PVE is based on the current value decreased by any Policy loan in the Traditional Loan Account. The STI PVE will be applied on a pro-rata
basis in proportion to these values.
It may be to your economic advantage to add life insurance protection to the Policy through the Rider. The total current charges that you pay for your insurance beyond the fifth Policy year will be less with term insurance added by the Rider since the current expense charges for the Rider are zero after the fifth Policy year. The current expense charges for the Policy are reduced in Policy year six and then remain level through Policy year 10. It also should be noted, however, that the total current charges in the first five Policy years under the Policy will be higher with a portion of the insurance added by the Rider than they would be if all of the insurance were provided under the base Policy. The guaranteed expense charges are higher for the Rider than for the Policy. Therefore, if the current charges for the Rider increase, it may not be to your economic advantage to add term insurance protection under the Rider.

You may add this Rider to your base Policy only at the time you purchase your Policy.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and the Supplemental Term Insurance Benefit Rider with a term insurance benefit of $500,000. If the insured dies, the basic death benefit of the Policy will be adjusted to include both the Specified Amount and the term insurance benefit.
Supplemental Exchange Rider
The Rider provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Rider, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Rider is automatically added to corporate-owned Policies.
Example
:  If a corporation purchased a Policy on a
45-year-old
male
non-smoker
who is an employee of the corporation and the individual ceases to be employed with the corporation, the corporation may exchange the Policy for a Policy with the same Net Policy Value and Specified Amount on a
50-year-old
female
non-smoker
employed by the corporation.
Overloan Protection Benefit Rider
This Rider allows the Policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up
policy in the event that the
loan-to-surrender
value equals or exceeds 96%. The Rider is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable
withdrawals must equal the total premiums paid. If the conditions of the Rider are satisfied, the Policy will automatically become a reduced paid-up
life insurance policy. The Rider is subject to a
one-time
charge equal to 3.50% of the Policy Value, which is imposed when the benefit is exercised.
The new death benefit will equal the greater of:

•	The Specified Amount of the paid-up life insurance which equals the applicable percentage of the Policy Value adjusted for the one-time charge; or

•	The applicable percentage of the greater of the Policy Value or the outstanding Policy Debt.
The applicable percentage is described in the “How Much Life Insurance Does the Policy Provide?” section of this Prospectus.
Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values not in the Traditional Fixed Account to the Traditional Fixed Account, which will then be credited with interest;

•	if the Policy has an increasing death benefit option, it will be changed to the level death benefit option;

•	if the current loan option is the Indexed Loan option it will be changed to the Traditional Loan option;

•	all supplemental riders attached to the Policy will be terminated;

•	no additional premium payments, partial withdrawals or Policy loans will be allowed; and

•	no further changes may be made to the Policy.
This Rider can be elected at any time. The benefit provided under the Rider is subject to the provisions of the Rider.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount). At age 75, the Policy Value is $333,664 and the outstanding loan balance is $326,318, which is greater than 96% of the Policy Value. The trigger of overloan causes the following to occur:

(1)	A withdrawal of $150,000 (the remaining basis) is taken with a withdrawal charge of $25 assessed.

(2)	A Rider charge of $6,427 is assessed.

(3)	The Specified Amount of the Policy is reduced to $186,072.

(4)	Lapses are prevented on the Policy.
Accelerated Death Benefit Rider
The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.

•
The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	PIA reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.
The accelerated amount under this Rider is a percentage of the Eligible Specified Amount that you request and will reduce the death benefit that is payable under the base Policy upon the death of the insured on a dollar-for-dollar
basis.
The Accelerated Death Benefit Rider is automatically added to all base Policies with a face amount greater than $50,000. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of Policy charges on the accelerated amount, plus an interest charge. The interest charge equals 12 months’ worth of interest charges on the accelerated amount based on a rate that is the greater of (a) the current
90-day
Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.
The accelerated benefit payment is the accelerated amount less the charges detailed above.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount). If at age 75 the insured is diagnosed with a terminal illness (by the definition in the Rider), then the insured can access up to $250,000 of the death benefit. If the insured requests an accelerated amount of $250,000, the remaining death benefit will be $250,000.
You should consult a tax adviser regarding receipt of this benefit.
Chronic Illness Accelerated Benefit Rider
The Chronic Illness Accelerated Benefit Rider provides the owner access to a portion of the death benefit when the insured has been certified with a “Chronic Illness” by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and Policy Values will be reduced if an accelerated benefit is paid. The following provisions apply:

•
The Policy owner may request the payment of the accelerated benefit payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the Rider is terminated. No more than 12 accelerated benefit payments will be paid in a 12 month period. The accelerated benefit payment must first be used to repay a pro rata share of any outstanding Policy Debt.

•	PIA will limit the accelerated benefit payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•
The accelerated benefit payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•
The maximum total amount of accelerated benefit payments in a 12 month period, for all Policies or Riders under which the insured is covered with the Company, will not exceed the least of 24% of the eligible amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with PIA and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated benefit payments are determined after taking into account all other coverage and reimbursements;

•
The maximum total amount of accelerated benefit payments during the life of the insured, for all Policies or Riders under which the insured is covered with PIA and its affiliates, will not exceed $5,000,000

•	The death benefit remaining after an accelerated benefit payment is not less than $50,000.

•	Chronic Illness means that the insured has been certified by a licensed health care practitioner within the last 12 months as:

•
Being unable to perform at least two activities of daily living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which must be consecutive, except in California); or

•
Requiring substantial supervision by another person for a period of at least 90 days (which must be consecutive, except in California) to protect the insured from threats to health and safety due to severe cognitive impairment.

•	Severe cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory;

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning.

•
For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, PIA must receive written certification from a licensed health care practitioner that the insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the IRS and PIA. The licensed health care practitioner shall not be the insured, owner, beneficiary, or a relative thereof. PIA reserves the right to obtain at any time an additional opinion of the insured’s condition from a licensed health care practitioner at PIA’s expense. Should this opinion differ from that of the insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the owner and PIA.

The Death Benefit will be reduced by the accelerated benefit payment plus an additional interest charge based on the accelerated benefit interest rate and the mortality table declared by the Company for individuals with Chronic Illness. Policy values will also be reduced proportionately. The maximum accelerated benefit interest rate is the greater of the Moody’s Corporate Bond Yield Average and 2.00%. The mortality table varies based on individual circumstances of the insured, such as sex, issue age, attained age, age at first acceleration, and risk classification. We may use a more favorable mortality table, the use of which will be uniformly applied to all insureds in the same risk classification and will not be unfairly discriminatory against any person.
The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to PIA restrictions.
For more information contact your PIA financial professional or call our office.
Example
:  Assume a
45-year-old
male
non-smoker
purchases a Policy with a $500,000 base coverage (Specified Amount) and there is no outstanding Policy loan. At age 75 the insured is diagnosed as being chronically ill (by the definition in the Rider), and requests to access a $50,000 accelerated benefit payment. Further assuming an accelerated benefit payment interest rate of 3.40% and that the death benefit is currently equal to the Specified Amount, the Specified Amount will be reduced to $440,908.
Fixed Dollar Cost Averaging Account
This program allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account. Premiums allocated to the Fixed Dollar Cost Averaging Account will be automatically re-allocated
each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts. The minimum amount that can be allocated to the Fixed Dollar Cost Averaging Account is $600 and the amount transferred each month must be at least $25
.
Amounts may be allocated to the account at any time. The amount you allocate to the Fixed Dollar Cost Averaging Account will earn interest for a twelve month period at a rate we declare from time to time. We guarantee that this rate will be at least 1.0%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the Investment Options and Indexed Fixed Accounts that you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other Investment Options and Indexed Fixed Accounts based upon your instructions.

The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to Investment Options and Indexed Fixed Accounts over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners an opportunity to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. The minimum amount that can be allocated to the dollar cost averaging program is $600 and the amount transferred each month must be at least $25. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. You cannot participate in the Dollar Cost Averaging and Asset Rebalancing programs at the same time.
Example
:  Assume that you were to allocate $2,400 of a premium payment into the fixed dollar cost averaging program and that you selected the transfers from the fixed dollar cost averaging to be allocated as 50% to the Total Stock Market Index Portfolio and 50% to the Mid Cap Index Portfolio. Then on the next 11 monthly anniversaries, $100 would be transferred to each of the two Portfolios you selected. On the 12th monthly anniversary, the remaining balance in the Fixed Dollar Cost Averaging Account, including all interest earned, would be transferred to the two selected Portfolios in equal measure.
Asset Rebalancing
This program automatically reallocates your Policy Value among Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the asset rebalancing program will periodically transfer your Policy Value among the Variable Investment Options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum Policy Value to start the program is $1,000
.
If you also have the dollar cost averaging program in effect, the portion of your Policy Value in the dollar cost averaging account will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program. You cannot participate in the Dollar Cost Averaging and Asset Rebalancing programs at the same time.
Example
:  Assume that you were to request the asset rebalancing program with a 50% allocation in the Total Stock Market Index Portfolio and 50% in the Mid Cap Index Portfolio. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Account Options were $6,000 in the Mid Cap Index Portfolio and $4,000 in the Total Stock Market Index Portfolio representing a 60%/40% split. At that time, $1,000 of units in the Mid Cap Index Portfolio would be sold and $1,000 of Total Stock Market Index Portfolio units would be purchased to rebalance your portfolio to achieve 50%/50% allocation you selected.

Policy Loans
We offer the ability to borrow money under your Policy so that you may access a portion of your Policy Value without incurring the Surrender Charges and federal income tax consequences associated with a withdrawal from the Policy. We offer two Policy loan options with this Policy: a Traditional Loan and an Indexed Loan. You may only have one loan option in force at any time. Under both options, you may borrow up to 99% of your Cash Surrender Value and the minimum amount you may borrow is $250.
Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while the amount of your loan is held as collateral in the Traditional Loan Account, it will miss out on all earnings available in the Variable Investment Options. The amount of interest you earn in one Loan Account option may also be less than the amount of interest you would have earned from the Traditional Fixed Account, the Short-Term Fixed Account, the Indexed Fixed Account, or the other Loan Account option. This could lower your Policy Value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the Traditional Loan or Indexed Loan is not available to help pay for any Policy charges. If, after deducting your Policy loan, there is not enough Policy Value to cover the Policy charges, your Policy could lapse. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. If your Policy lapses (see “What Payments Must I Make Under the Policy?” in this Prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See “How Is the Policy Treated Under Federal Income Tax Law?” in this Prospectus.
A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.
The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining Net Cash Surrender Value of the Policy.
If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.
Traditional Loan
As long as you do not have a Indexed Loan outstanding, you may take an Traditional Loan. You may borrow up to 99% of your Cash Surrender Value and the minimum amount you may borrow is $250.
When a Traditional Loan is taken, an amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Fixed Dollar Cost Averaging Account) on a pro-rata
basis and is transferred to a Traditional Loan Account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options.
Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each Policy year. The maximum annual rate is the greater of the Moody’s Corporate Bond Yield Average and 2.00%. If interest is not paid when due, it is added to the loan. The Traditional Loan Account is guaranteed to earn interest at 1.00% during the first 10 Policy years and 1.75% thereafter. You will be subject to a Net Interest Charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the Traditional Loan Account. On a guaranteed basis, in no event will the Net Interest Charge be greater than 1.00% on a Traditional Loan during the first 10 Policy years. Starting in the 11th Policy year, the Net Interest Charge will in no event be greater than 0.25%. On a current basis, the Net Interest Charge is 1.00% for the first five Policy years. Starting in the sixth Policy year, the Net Interest Charge is currently 0.00%.
You may repay all or part of a loan at any time. If the Policy is not in a Lockout Period, upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the Traditional Loan Account to the Variable Investment Options, the Short-Term Fixed Account, the Traditional Fixed Account, and the Indexed Fixed Accounts on a
pro-rata
basis in proportion to the current value of each account. If the Policy is in a Lockout Period, upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the Traditional Loan Account to the Traditional Fixed Account.
Indexed Loan
As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You may borrow up to 99% of your Cash Surrender Value and the minimum amount you may borrow is $250.

When an Indexed Loan is taken, an amount equal to the amount of the loan will be withdrawn from the Variable Investment Options, Traditional Fixed Account, Short-Term Fixed Account, Holding Fixed Account, and Indexed Fixed Accounts on a pro-rata basis. Amounts withdrawn from the Investment Options cease to participate in the investment experience of the Variable Investment Options. Amounts withdrawn from Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options. The amount is placed in the Holding Fixed Account and then will be transferred to the Indexed Loan Account on the next monthly Policy anniversary.
Interest on Indexed Loans will be charged at a rate of 6.00% and is payable at the end of each Policy year. If interest is not paid when due, it will be treated as a new Indexed Loan and added to the existing Indexed loan.
The Indexed Loan Account segment value is credited interest daily at the guaranteed segment minimum interest rate of 1.00%. Additionally, amounts held in the Indexed Loan Account earn index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of the S&P 500 Index (without dividends) from the beginning to the end of the segment period. If there is a negative change in the value of the S&P 500 Index (without dividends), the Company will not reduce the Indexed Loan Account segment value to reflect the negative change. See “Appendix B” for more details.
not reduce
The credited interest rate during any segment will be between 1.00% (the guaranteed segment minimum interest rate) and the cap percentage on the Indexed Loan Account for a particular segment. The guaranteed cap percentage for the Indexed Loan Account is 3.00%. You may contact your PIA financial professional or contact our office for information regarding the current cap percentage applicable to the Indexed Loan Account. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the change in value of the S&P 500 Index, with a minimum rate guaranteed instead of the fixed rate earned on the collateral held for a Traditional Loan. However, please note that amounts in the Traditional Loan Account will never be charged a net interest charge more than 1%, but amounts in the Indexed Loan Account may be charged Net Interest Charge up to 5.00%. When either an Indexed Loan or a Tradition Loan are taken while any Policy Value is in the Indexed Fixed Accounts, the Policy will enter a Lockout Period. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.
You may repay all or part of a loan at any time. Unless the Policy is in a Lockout Period, any repayment of Policy Debt will be allocated pro-rata across all Indexed Loan Account segments. The repayment amount in each Indexed Loan Account segment remains part of the Indexed Loan Account segment value. Therefore, a loan repayment will not affect the index credit calculation of the loan account segment and the values in the example above would be unchanged. On segment maturity the repayment amount of the Indexed Loan Account segment value is allocated to the subaccounts of the Separate Account, the Traditional Fixed Account, the Short-Term Fixed Account, and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.
If the Policy is in a Lockout Period, a loan repayment will be withdrawn from the segments of the Indexed Loan Account and transferred to the Traditional Fixed Account.
No-Lapse Feature
Your Policy will remain in force during the no lapse period, regardless of investment performance and your Net Cash Surrender Value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial withdrawals you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no lapse period is determined at issue and is the earlier of 20 years or to the Policy anniversary nearest the insured’s attained age 80, with a minimum of five years. In no case will the specified period be less than five years.
The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.
Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the Cash Surrender Value. See “Policy Loans” in this Prospectus. If the no-lapse guarantee terminates, you have the option to reinstate it by reducing the Policy Debt until it falls below the Cash Surrender Value.
Additional Information
This Prospectus provides basic information that you should know before purchasing the Policy or the riders, including all material rights and obligations under the Policy and riders. With respect to any questions regarding the rules and limitations applicable to these supplemental riders, please ask your authorized PIA financial professional for further information or contact Our office.

How Can I Withdraw Money From the Policy?
Full Surrender
You may surrender your Policy at any time. If you do, we will pay you the Policy Value, less any Policy loan outstanding and less any Surrender Charge that then applies. This is called your Net Cash Surrender Value. The Policy Value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59
1
⁄
2
. See “How Is the Policy Treated Under Federal Income Tax Law?”

in this Prospectus for additional information.
Partial Withdrawal
You may make a partial withdrawal of a portion of the Net Cash Surrender Value, subject to the following conditions:

•	no more than twelve partial withdrawals may be made in a Policy year;

•	each partial withdrawal must be at least $250;

•	a partial withdrawal may not be made from an account if the amount remaining in that account would be less than $25;

•	the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and

•	the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2.00% of the amount withdrawn.
If any withdrawals are made, the death benefit will be less than it would have been if no withdrawals were made (regardless of whether death benefit Option 1 or 2 is in effect). If you elect a level death benefit option (Option 1) (see “How Much Life Insurance Does the Policy Provide?”

in this Prospectus), a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial withdrawals reduce the Policy Value and Net Cash Surrender Value by the amount of the partial withdrawal. Partial withdrawals may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59
1
⁄
2
. See “How Is the Policy Treated Under Federal Income Tax Law?” in this Prospectus for additional information.
Partial withdrawals will be deducted from the Variable Investment Options, the Short-Term Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Account, and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Short-Term Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Account, and the Traditional Fixed Account on a
pro-rata
basis. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.
Index credits are applied to the average of the monthly segment values for the full segment and therefore partial withdrawals and loans will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

Can I Choose Different Payout Options Under the Policy?
Choosing a Payout Option
You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy. Periodic payments may not be less than $50 each.
Payout options include:

•	Option 1 - Interest Income - we will credit interest to the amount applied, and the interest will be paid monthly, quarterly, semiannually or annually.

•	Option 2 - Income for a Fixed Period - we will pay the amount applied, with interest, in equal monthly payments for a fixed period. The fixed period may not be greater than 30 years.

•
Option 3 - Income of a Specified Amount - we will make payments of a specified amount until the total amount applied, with interest, has been paid. The payments may be made monthly, quarterly, semiannually or annually. The final payment may be less than the specified amount. The total of the payments to be made each year must be at least $75 for each $1,000 applied.

•	Option 4 - Life Income - we will pay equal monthly payments during the life of the Option Annuitant.

•
Option 5 - Life Income with Guaranteed Period - we will pay equal monthly payments for a stated guaranteed period and thereafter during the life of the Option Annuitant. The guaranteed period may be 5 years, 10 years or 20 years.

•
Option 6 - Life Income with Refund Period - we will pay equal monthly payments during the life of the Option Annuitant. If necessary, the payments will continue after the death of the Option Annuitant until the total of all payments made, including a smaller final payment, if required, equals the total amount applied.

•	Option 7 - Joint and Survivor Life Income - we will pay equal monthly payments during the joint life of two Option Annuitants and thereafter during the life of the survivor.

Option Annuitant means a natural person on whose life the income payments under Options 4, 5, 6 and 7 are based. Under options 4 and 7, no death benefit payment will be made if the Option Annuitant(s) dies before the first payment is made.
Changing a Payment Option
You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death. The death benefit will be paid to the beneficiary in one sum if an income payment option is not elected.
Tax Impact of Choosing a Payment Option
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

How Is the Policy Treated Under Federal Income Tax Law?
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.
Tax Status of The Policy
Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are generally not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the policy. Assuming your Policy is not
treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated first as the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.
To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this Prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, PIA believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.
If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Portfolios in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Portfolios’ investments in order to establish that each subaccount is “adequately diversified.” It is expected that each Portfolio will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that Portfolio. PIA believes that the Separate Account will meet the diversification requirement, and PIA will monitor continued compliance with this requirement.
The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be currently includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The IRS has issued Revenue Ruling
2003-91
in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per
30-day
period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.
The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling
2003-91
and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.
Tax Qualification
Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a Cash Value Accumulation Test or a Guideline Premium/Cash Value Corridor Test—throughout the entire life of your Policy. At the time of issuance of the Policy, you choose which test you want to apply. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test . Under the terms of the Policy, the Policy Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•
Guideline Premium/Cash Value Corridor Test
. The Policy must at all times satisfy a guideline premium requirement
and
a cash value corridor requirement. Under the
guideline premium requirement
, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement
, the death benefit at any time must be equal to or greater than the applicable percentage of the cash surrender value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the Policy

Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.
The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.
The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.
Modified Endowment Contracts
The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.
Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up
future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal or surrender, the seven-pay
test will have to be reapplied as if the Policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.
The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.
Distributions from Policies Classified as Modified Endowment Contracts
Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59
1
⁄
2
, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.
If a Policy becomes a modified endowment contract, distributions that occur during the Policy year in which it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions from Policies Not Classified as Modified Endowment Contracts
Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.
Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.
Policy Loan Interest
Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a Policy loan.
Investment in the Policy
Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner, plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.
Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient
’
s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Business Uses of Policy
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual
Owners and Business Beneficiaries of Policies
If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Section 264 of the Code, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A tax adviser should be consulted before any non-natural
person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-Owned Life Insurance Policies
Pursuant to Section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer- owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by Section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.
Consult a tax adviser before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including
non-U.S.
companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Tax Consequences of the Option to Extend the Maturity Date
The option to extend the Maturity Date that we offer allows the Policy owner to extend the original maturity date. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a tax adviser regarding the possible tax consequences of an extension of maturity.
Disposition of the Policy
The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the Policy, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.
Income payments from Net Cash Surrender Value or Death Benefit Proceeds
Your Policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or death benefit to be paid in a series of installments. In addition, certain Policies may have optional riders that provide for installment benefits.
These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.
Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: a portion representing a return of the investment in the Policy, and the remainder representing interest. The “Exclusion Ratio” as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.
The calculation of the Exclusion Ratio is based upon these two Policy Values as of the date the amount of the installment payment is being determined:

•	The portion of the Net Cash Surrender Value or death benefit proceeds being applied to the installment benefit;

•	The investment in the Policy.
The portion of each payment that is treated as a return of the investment in the Policy is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals once the investment in the Policy has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.
Certain Information Reporting
Section 6050Y of the Code requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.
Other Tax Considerations
The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.
A 3.80% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul.
2004-75,
2004-31
I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
The foregoing is a summary of the federal income (and, where noted, non-income)
tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Are There Other Charges That PIA Could Deduct in the Future?
We currently make no charge against Policy Values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With PIA?
General Rules
You may mail all checks for premium payments to The Penn Insurance and Annuity Company, Payment Processing Center, PO Box 7460, Philadelphia, Pennsylvania 19101-7460, or express all checks to The Penn Insurance and Annuity Company, Payment Processing Center, ATTN: The Penn Insurance and Annuity Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.
Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.
They include the following:

•	Policy loans in excess of $50,000, partial withdrawals in excess of $10,000, and full surrenders;

•	change of death benefit option, rate class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for Policy proceeds; and

•	tax withholding elections.
You should mail these requests to our office, PO Box 178, Philadelphia, Pennsylvania 19105-0178 or express/overnight to EDM c/o The Penn Insurance and Annuity Company, 1600 Malone Street, Millville, New Jersey 08332. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile or Internet transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).
We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your PIA financial professional or by calling our office at
1-800-523-0650.
Each communication to us must include your name, your Policy number, and the name of the insured person. We cannot process any request that does not include this required information.
Telephone Transactions
You or the financial professional of record (pursuant to your instructions) may request transfers among the Variable Investment Options, the Traditional Fixed Account, the Indexed Fixed Account, and the Short-Term Fixed Account, and may change allocations of future premium payments by calling our office at
1-800-523-0650.
In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the financial professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?
Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the Net Premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment in “good order.” A valuation period is the same as the valuation period of the shares of the Portfolios held in the Variable Investment Options. Loan, transfer, partial withdrawal, and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation in “good order.” In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern Time). Telephone instructions must be received in full, in good order, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.
We will ordinarily pay the death benefit, loan proceeds and partial withdrawal or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Good Order.
A request or transaction is in “good order” if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in good order. We may reject or delay a request or transaction if the information needed is not in good order. If you have any questions, you should contact us or your financial professional before submitting a form or request.
Possible Delays and Deferral.
We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, (2) trading is restricted by the Securities and Exchange Commission (the “SEC”), or the SEC declares that an emergency exists; or (3) the SEC by order permits postponement of payment to protect our Policy owners.
We may also defer making a payment from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial withdrawal or Policy loan requested to pay a premium due on a PIA Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 1.00% per year compounded annually while it is deferred.
We may also delay paying any surrender, withdrawal, loan, or other benefit if your premium or loan repayment check has not cleared your bank.

How Does PIA Communicate With Me?
At least once each year we will send a report to you showing your current Policy Value, premiums paid and deductions made since the last report, any outstanding Policy loans, and any additional premiums permitted under your Policy. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options, the Short-Term Fixed Account, the Traditional Fixed Account, and the Indexed Fixed Account, or make partial withdrawals, we will send a written confirmation to you. Information on dollar cost averaging, automatic asset rebalancing, and pre-authorized
check payments will be confirmed on a quarterly statement.
Once each year, we will also send you an “Updating Summary Prospectus” containing information regarding any material changes we have made, and updating certain information regarding the Portfolios underlying the Variable Investment Options. Unless you affirmatively opt-in
to electronic delivery, we will also send you the annual and semi-annual shareholder reports for each Portfolio underlying a Variable Investment Option to which you have allocated your Policy Value.

Do I Have the Right to Cancel the Policy?
You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to the financial professional who delivered the Policy to you.
In most states, you will receive a refund of your Policy Value as of the date of cancellation, plus the premium charge and the Monthly Deductions, and minus any loans and accrued loan interest. The date of cancellation will be the date we receive the Policy.
In some states, you will receive a refund of any premiums you have paid. In these states your Policy Value will be allocated to the Short-Term Fixed Account during the free look period. At the end of the period, the Policy Value will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.

T
HE
P
ENN
I
NSURANCE
AND
A
NNUITY
C
OMPANY
The Penn Insurance and Annuity Company is a Delaware stock life insurance company, wholly owned by The Penn Mutual Life Insurance Company. We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania, 19105. We are obligated to pay all benefits provided under the Policies.

PIA V
ARIABLE
L
IFE
A
CCOUNT
I
We established the PIA Variable Life Account I (the “Separate Account”) as a separate investment account under Delaware law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
Net Premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Portfolios. They are allocated in accordance with instructions from Policy owners.
Income, gains, and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that subaccount without regard to any other income, gains or losses of PIA.
Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of PIA. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. We are obligated to pay all benefits provided under the Policies.
We reserve the right to add, combine or remove any Variable Investment Options or Portfolios when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the Portfolios of the Variable Investment Options. If investment in shares of a Portfolio should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund or insurance company separate account. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by applicable law.
In the event of a Portfolio merger, any future premium payments will be allocated to the successor or acquiring Portfolio.
In the event of the liquidation of a Portfolio, you will be required to provide a new allocation to one of the available subaccounts for any future premium payments.

T
HE
P
ORTFOLIOS
The assets of each Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Variable Investment Options. The Portfolios described in this Prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Portfolio’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments and Policy Value to a Variable Investment Option corresponding to a particular Portfolio.
We offer no assurance that any of the Portfolios will attain their respective stated investment objectives.

Specific information regarding each Portfolio, including (1) its name, (2) its fund type (e.g.,

bond fund, large cap value, small cap growth, specialty, etc.); (3) its investment adviser and any sub-adviser;
(4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Portfolios, please read the Portfolio prospectuses. You should also read a Portfolio’s prospectus carefully before making any decision about allocating premium payments or a portion of your Policy Value to a Variable Investment Option corresponding to a particular Portfolio. Please contact us at
1-800-523-0650,
or contact your financial professional, or go online to
www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates or send an email request to FundOperations@pennmutual.com if you would like to obtain any of the Portfolio prospectuses (in either paper or electronic format).
The Portfolios’ shares may be available to certain other separate accounts we use to fund variable annuity contracts offered by the Company. This is called “mixed funding.” The Portfolios’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified
policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Portfolios to be in conflict. In the event of a material conflict, we could be required to withdraw your policy value from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
We do not provide investment advice to Policy owners and do not recommend or endorse any particular Portfolio. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Policy resulting from the performance of the Portfolios you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Investment selections should be based on a thorough investigation of all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Portfolio.

V
OTING
S
HARES
OF
THE
P
ORTFOLIOS
You have the right to tell us how to vote proxies for the Portfolio shares to which your Policy Value is allocated. If the law changes and permits us to vote the Portfolio shares, we may do so.
If you are a Policy owner, we determine the number of full and fractional Portfolio shares that you may vote by dividing the portion of the owner’s Policy Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Portfolio. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.
PIA will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Policy owners and other persons entitled to provide voting instructions. Portfolio shares for which Policy owners and other persons entitled to vote have not provided voting instructions and shares owned by PIA in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which PIA may vote other than as instructed by Policy owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Policy owners may be able to determine the outcome of a vote.

O
THER
I
NFORMATION
Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Policy and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries, and other payees.
Anti-Money Laundering and Counter-Terrorism
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a premium payment and/or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Policy to government agencies or departments.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

D
ISTRIBUTION
A
RRANGEMENTS
The Company has an administrative services agreement with its parent company, The Penn Mutual Life Insurance Company (“PML”), that allows the Company to leverage PML’s distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with both the Company and PML, and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania 19044. HTK sells the Policies through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker- dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company enters into selling agreements with other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two.

•
The maximum total compensation we pay to any broker-dealer firm, inclusive of any bonus incentives, with respect to Policy sales is 120% of the first year Premium and generally 5.6% of all other Premiums paid.

In addition to or partially in lieu of commission, the Company may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash
compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
Such additional compensation may give the Company greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide the Company access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.
Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Company broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by the Company. These HTK financial professionals are also financial professionals of the Company and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes, and awards.
All of the compensation described in this section, and other compensation or benefits provided by the Company or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.
Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. The Company is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

F
INANCIAL
S
TATEMENTS
The statutory financial statements of PIA and the financial statements of the Separate Account appear in the Statement of Additional Information, which may be obtained from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call toll-free at
1-800-523-0650.
The statutory financial statements of PIA should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon PIA’s ability to meet its obligations under the Policies.

A
PPENDIX
A
Portfolio Companies Available Under the Policy
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at
www.pennmutual.com/for-individuals-and-businesses/performance-and-rates.
You can also request this information at no cost by calling
1-800-523-0650
or by sending an email request to FundOperations@pennmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR

Vanguard Variable Insurance Fund

Domestic Large Blend	Equity Index Portfolio	0.14%	-18.23%	9.27%	12.40%
	The Vanguard Group, Inc. (Adviser)

Domestic Large Blend	Total Stock Market Index Portfolio	0.13%	-19.59%	8.55%	11.92%
	The Vanguard Group, Inc. (Adviser)

Intermediate-Term Bond	Global Bond Index Portfolio	0.13%	-13.13%	-0.12%	N/A
	The Vanguard Group, Inc. (Adviser)

Domestic Mid Blend	Mid-Cap Index Portfolio	0.17%	-18.82%	7.18%	10.95%
	The Vanguard Group, Inc. (Adviser)

Moderate Allocation	Moderate Allocation Portfolio	0.12%	-15.93%	3.65%	6.14%
	The Vanguard Group, Inc. (Adviser)

Intermediate-Term Bond	Total Bond Market Index Portfolio	0.14%	-13.21%	-0.10%	0.92%
	The Vanguard Group, Inc. (Adviser)

International Large Blend	Total International Stock Market Index Portfolio	0.11%	-16.01%	1.01%	N/A
	The Vanguard Group, Inc. (Adviser)

Conservative Allocation	Conservative Allocation Portfolio	0.13%	-14.90%	2.52%	4.52%
	The Vanguard Group, Inc. (Adviser)

A-1

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR

Moderate Allocation	Balanced Portfolio	0.21%	-14.30%	5.96%	8.41%
	Wellington Management Company LLP (Adviser)

Domestic Large Growth	Capital Growth Portfolio	0.34%	-15.48%	8.57%	13.75%
	PRIMECAP Management Company (Adviser)

Domestic Large Value	Diversified Value Portfolio	0.29%	-11.49%	8.08%	10.08%
	Hotchkis and Wiley Capital Management LLC (Adviser) and Lazard Asset Management LLC (Adviser)

Domestic Large Value	Equity Income Portfolio	0.30%	-0.66%	8.51%	11.58%
	Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)

Domestic Large Growth	Growth Portfolio	0.34%	-33.37%	8.55%	12.49%
	Wellington Management Company LLP (Adviser)

High Yield Bond	High Yield Bond Portfolio	0.25%	-9.23%	2.27%	3.64%
	Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)

International Large Growth	International Portfolio	0.41%	-30.12%	4.45%	7.58%
	Baillie Gifford Overseas Ltd. (Adviser) and Schroder Investment Management North America Inc. (Adviser)

Real Estate	Real Estate Index Portfolio	0.26%	-26.30%	3.69%	6.36%
	The Vanguard Group, Inc. (Adviser)

Domestic Small Growth	Small Company Growth Portfolio	0.29%	-25.35%	4.53%	10.06%
	ArrowMark Colorado Holdings LLC (Adviser) and The Vanguard Group, Inc. (Adviser)

A-2

A
PPENDIX
B
Fixed Account Options and Policy Loan Accounts
Premium payments allocated and Policy Value transferred to the Fixed Account Options become part of PIA’s General Account. Interests in the General Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Account Options, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. Any amounts paid from the general account are subject to the claims-paying ability and financial strength of the Company.
The current crediting rate for each Fixed Account Option may be obtained by calling
1-800-523-0650.
PIA believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a PIA General Account option, the value does not vary according to the performance of a Separate Account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, PIA has a reasonable basis for concluding that the Indexed Fixed Accounts provide sufficient guarantees of principal and interest through PIA’s General Account to qualify under Section 3(a)(8) of the 1933 Act.
The Policy has five Fixed Account Options: (1) the Indexed Fixed Account; (2) the Traditional Fixed Account; (3) the Short-Term Fixed Account; (4) the Holding Fixed Account; and (5) the Fixed Dollar Cost Averaging Account. These are part of the Company’s General Account assets. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account, which are automatically re-allocated
each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts you select.
The Policy Value of each of the Fixed Account Options will be increased for any premium payments allocated to that account, transfers into the account and any loan repayments directed to the account. The Policy Value will be decreased for any transfers out of the account, policy charges, withdrawals and policy loans taken from the account. Transfers are not permitted to the Fixed Dollar Cost Averaging Account. Interest will be credited daily to the Policy Value of the Traditional Fixed Account, the Short-Term Fixed Account, the Holding Fixed Account, and the Fixed Dollar Cost Averaging Account at each account’s current interest rate.
Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.0%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion. Restrictions apply to transfers out of the Traditional Fixed Account that do not apply to transfers out of the Short-Term Fixed Account. Transfers may be made to and from the Short-Term Fixed Account at any time, and so the Company intends to declare a lower rate of interest for the Short-Term Fixed Account than the Traditional Fixed Account. The lower rate of interest for the Short-Term Fixed Account may be preferable if you do not wish to be subject to the Traditional Fixed Account’s transfer restrictions.
Amounts that you allocate to the Short-Term Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 0.5%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion.
Amounts that you allocate to the Indexed Fixed Accounts on a monthly Policy anniversary will earn index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of the S&P 500 Price Return Index (without dividends) (the “S&P 500 Index”) from the beginning to the end of the segment period. Each segment is subject to a guaranteed minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%, while the guaranteed minimum interest rate of the Indexed Loan Account is 1.00%. We can change the current caps and participation rates at any time, in our complete discretion. The current caps and participation rates will not change for a particular segment once the segment begins. The Indexed Fixed Account may be subject to an Asset Charge. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. Other charges may also decrease the Policy Value in the Indexed Fixed Account.
Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly Policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 1.00%. On the subsequent monthly Policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.
Premiums that you allocate to the Fixed Dollar Cost Averaging Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.00%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion.
Short-Term Fixed Account
Amounts allocated or transferred to the Short-Term Fixed Account will be credited with interest. In no event will the rate of interest credited be less than 0.5%. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.
We will determine the interest rates applicable for the Short-Term Fixed Account in our discretion. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.
Short-Term Fixed Account Transfers
— Subject to and in accordance with the provisions of the Policy, an amount held in the Short-Term Fixed Account may be transferred to one or more Variable Investment Options (or subaccounts), the Traditional Fixed Account, or the Indexed Fixed Account through the Holding Fixed Account.
We reserve the right, in Our sole discretion to add transfer restrictions on the Short-Term Fixed Account.
Traditional Fixed Account
Amounts allocated or transferred to the Traditional Fixed Account will be credited with interest. In no event will the rate of interest credited be less than 1%. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.
We will determine the interest rates applicable for the Traditional Fixed Account in our discretion. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Traditional Fixed Account Transfers
— Subject to and in accordance with the provisions of the Policy, an amount held in the Traditional Fixed Account may be transferred to one or more Variable Investment Options (or subaccounts), the Indexed Fixed Accounts (via the Holding Fixed Account) or the Short-Term Fixed Accounts subject to the following restrictions:

(a)	The sum of all transfers in a Policy year cannot exceed the greatest of:

(i)	25% of the Traditional Fixed Account Value at the previous policy anniversary,

(ii)	$5,000, and

(iii)	the total amount transferred from the Traditional Fixed Account in the previous Policy year.

(b)	The amount that may be transferred excludes any amount held in the Policy loan accounts.

(c)	While the policy is in a Lockout Period, no money may be transferred to the Indexed Fixed Accounts.
We reserve the right, in our sole discretion to add or waive the transfer restrictions on the Traditional Fixed Account. Please contact us or your agent to determine if a waiver is currently in effect.
Fixed Dollar Cost Averaging Account
Premium payments may be allocated to the Fixed Dollar Cost Averaging Account. The account automatically transfers a portion of the payment each month to one or more of the subaccounts of the Separate Account and/or to one or more of the Indexed Fixed Accounts, as directed by you. The account operates on a twelve month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the Variable Investment Options and Indexed Fixed Accounts that you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other Variable Investment Options and Indexed Fixed Accounts based upon your instructions.
Amounts held in the Fixed Dollar Cost Averaging Account will earn interest for a twelve month period at a rate we declare from time to time. Interest will be credited to Policy Value in the Fixed Dollar Cost Averaging Account daily. The declared interest rate will apply from the date of the allocation to the account through the end of the dollar cost averaging period. Thereafter, interest will be credited at the then current rate applicable to new allocations to the account as of the beginning of each new dollar cost averaging period.
We will determine the interest rates applicable for the Fixed Dollar Cost Averaging Account in our discretion. In no event will the rate of interest credited be less than 1.00%. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.
You can request to terminate the account. The remaining balance will be transferred to the Variable Investment Options (or subaccounts) of the Separate Account or the Indexed Fixed Accounts as directed by You. The minimum amount that can be allocated to the Fixed Dollar Cost Averaging Account is $600 and the amount transferred each month must be at least $25.
Indexed Fixed Accounts
You may allocate premium payments and Policy Value to each of three Indexed Fixed Accounts:

•	Classic 0% Floor S&P 500 Indexed Account

•	High Cap S&P 500 Indexed Account

•	Uncapped S&P 500 Indexed Account (Limited by Participation Rate)

Each of the Indexed Fixed Accounts is comprised of different segments, generally of one year in duration. Segments created on the Policy’s first monthly anniversary, however, will have a segment duration of eleven months and will mature on the first Policy anniversary. During a segment, amounts held in an Indexed Fixed Account earn index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of the S&P 500 Index (without dividends) from the beginning to the end of the segment period. The S&P 500 Index is a price return index and as such any change in its value will not include any income generated by dividends paid on the stocks included in the S&P 500 Index, which you would otherwise be entitled to receive if you invested in those stocks directly. Each segment is subject to a guaranteed minimum interest rate of 0.00%. The Indexed Fixed Account may be subject to an Asset Charge. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. Other charges may also decrease the Policy Value in the Indexed Fixed Account.
The Classic 0% Floor and High Cap S&P 500 Indexed Accounts are subject to a cap (maximum percentage) on the interest they can earn. The cap is the highest percentage which will be used in the index credit calculation, even if the change in value of the S&P 500 Index is higher. The Uncapped S&P 500 Indexed Account (Limited by Participation Rate) does not use a cap percentage, but instead it is subject to a participation rate which limits the index performance credited to the segment. Although the Uncapped S&P 500 Indexed Account (Limited by Participation Rate) does not cap the extent of gains it can earn, the participation rate is the portion of the index gains that will be credited to you.
The current caps and participation rates are subject to change at the Company’s discretion, but will never be less than the guaranteed cap and participation percentages shown in the table below. The current caps and participation rates will not change for a particular segment once the segment begins. The initial caps and participation rates can be found in your Policy illustration. You can obtain information on changes in the current caps and participation rates by contacting your PIA financial professional or by contacting our office.

Indexed Fixed Account	Guaranteed Participation Percentage	Guaranteed Cap Percentage	Guaranteed Minimum Interest Rate	Guaranteed Monthly Asset Charge Percentage
Classic 0% Floor S&P 500 Indexed Account	100%	4.00%	0.00%	N/A
High Cap S&P 500 Indexed Account	100%	6.00%	0.00%	0.125% (annual rate 1.50%)
Uncapped S&P 500 Indexed Account (Limited by Participation Rate)	25%	N/A	0.00%	0.250% (annual rate 3.00%)
An Asset Charge will be deducted monthly from the segment value of the High Cap S&P 500 Indexed Account and the Uncapped S&P 500 Indexed Account (Limited by Participation Rate). The Asset Charge is based on the Policy Value of the applicable segment (the segment value). This charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available these Indexed Fixed Accounts that have a potential for higher interest credits through the index parameters (caps and participation rates). The Asset Charge could cause the Policy Value to decrease, even if the S&P 500 Index experiences positive growth.
Segments can be funded by premium payments, transfers from another account, or amounts retained from prior segments due to a segment maturity. Segments are created on segment dates, which are monthly Policy anniversaries. We will allocate funds from a maturing segment according to any instructions you have provided. If we have no instructions on file, all maturing funds will move to a new segment within the same Indexed Fixed Account. If the Policy is within one year of the Policy’s maturity date, no new segments will be created and funds will move to the Traditional Fixed Account. We do not anticipate providing advance written notice to you of current caps and participation rates.
Amounts intended for an Indexed Fixed Account can only be allocated into these accounts on a monthly Policy anniversary. Premiums paid on a date other than a monthly Policy anniversary will be placed into a Holding Fixed Account, where interest will be credited until the next monthly Policy anniversary. At that time, the amounts in this account will be automatically transferred into the Indexed Fixed Accounts. When amounts are allocated to an Indexed Fixed Account, a segment is created for that allocation (generally with a segment duration equal to one year).
Amounts may be transferred out of the Indexed Fixed Account only on a segment maturity date, which as described above, is generally the one year anniversary of the segment creation. In allocating amounts to the Indexed Fixed Accounts, you should understand that you will be unable to re-allocate
your assets and transfer out of the Indexed Fixed Account for a one-year
period.
The “Index Performance” is equal to the growth in the S&P 500 Index (without dividends) during the segment multiplied by the participation percentage with a floor equal to the guaranteed segment minimum interest rate and, if applicable, a ceiling at the cap percentage. On the segment maturity date, an index credit is calculated and applied to the Policy Value of the segment.
The growth in the Index is equal to (1) divided by (2) minus (3), where:

(1)	is the closing value of the Index on the segment maturity date;

(2)	is the closing value of the Index on the segment date; and

(3)	one.
Below are examples of how the index credits works. The examples are hypothetical and intended to illustrate how index credits are calculated and not intended to predict future performance. The examples do not reflect rider charges and assume no withdrawals.
Initial segment Value = $1,000
Hypothetical Monthly Deduction = $1 per month ($12 per year)
Classic 0% Floor S&P 500 Indexed Account

	Example 1	Example 2
Index Return	20.00%	-20.00%
Cap Percentage	10.00%	10.00%
Index Performance	10.00%	0.00%
Deductions	$12	$12
Annual Index Credits	$100	$0
Ending Segment Value	$1,088	$988
High Cap S&P 500 Indexed Account (Annualized Asset Charge = 1.5%)

	Example 1	Example 2
Index Return	20.00%	-20.00%
Cap Percentage	14.00%	14.00%
Index Performance	14.00%	0.00%
Deductions	$12	$12
Asset Charge	$15	$15
Annual Index Credits	$140	$0
Ending Segment Value	$1,113	$973

Uncapped S&P 500 Indexed Account (Limited by Participation Rate) (Annualized Asset Charge = 3%)

	Example 1	Example 2
Index Return	20.00%	-20.00%
Participation Percentage	90%	90%
Index Performance	18.00%	0.0%
Deductions	$12	$12
Asset Charge	$30	$30
Annual Index Credits	$180	$0
Ending Segment Value	$1,138	$958
Index credits are applied to the average of the monthly segment values for the full segment and therefore partial withdrawals and loans will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.
Below is an example of how partial withdrawals and loans work:
Indexed Fixed Account: Classic 0% Floor S&P 500 Indexed Account
Cap: 10%
Starting segment value: 10,000
Guaranteed segment minimum interest rate: 0%
Index performance: 10%
Partial withdrawal of 500.00 at the beginning of month 7

Policy Month	Withdrawals	Monthly Deductions	Monthly Anniversary Segment Value	Index Credit	End of Month Segment Value
0					10,000.00
1		9.77	9,990.23		9,990.23
2		9.77	9,980.46		9,980.46
3		9.78	9,970.68		9,970.68
4		9.78	9,960.90		9,960.90
5		9.78	9,951.12		9,951.12
6		9.82	9,941.30		9,941.30
7	500.00	9.82	9,431.48		9,431.48
8		9.82	9,421.66		9,421.66
9		9.83	9,411.83		9,411.83
10		9.83	9,402.00		9,402.00
11		9.83	9,392.17		9,392.17
12		9.84	9,382.33	968.63	10,350.96
Monthly average segment value = $9,686.35
S&P 500 Index Value at the start of the segment = 2,500.00
S&P 500 Index Value at the end of the segment = 2,750.00
Index Performance = 2750/2500
-1
= 10.00%
Index credit = (10.00% — 0.00%) x $9,686.35 = $968.63
If the publication of the S&P 500 Index substantially changes the manner in which it is calculated we may adjust the formula that is used when determining the index credit, if any, to be consistent with the original calculation methodology. If the publication of the Index is discontinued, or if in our sole discretion we determine that the S&P 500 Index should no longer be used, we may substitute a similar index. You will be notified of any change of index. Changes to the index or adjustments to the formula used for calculating index credits will only be applied to calculations for future segments and will not be applied to past or current calculations.

The manner in which the interest earnings are calculated on Policy Value allocated to an Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on Policy Value which is allocated to the subaccount of the Separate Account which invests in shares of the Equity Index Portfolio. Policy Values allocated to the Equity Index Portfolio subaccount are valued daily based on the net asset value of the Equity Index Portfolio. The change in the Portfolio’s net asset value is fully reflected in the performance of the Equity Index Portfolio subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating Policy Value into the Equity Index Portfolio subaccount.
In contrast, an Indexed Fixed Account is part of the Company’s General Account. Subject to applicable law and regulation, investment of General Account assets is at the sole discretion of the Company. The crediting strategy of an Indexed Fixed Account is linked to the changes in value of the S&P 500 Index (without dividends). It is a one-year
point-to-point
crediting strategy that will credit interest based on the
one-year
change in value of the S&P 500 Index (without dividends) between two points in time, with an annual floor and, if applicable, a cap or participation percentage, as described above in detail. You should be aware that, because the Company relies on a single point in time to calculate index interest, an owner might not receive any index credits or may receive the minimum rate, even if the S&P 500 Index has experienced gains throughout most or some of the segment term.
Indexed Loan Account
As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You may borrow up to 99% of your Cash Surrender Value and the minimum amount you may borrow is $250.
When an Indexed Loan is taken, an amount equal to the amount of the loan will be withdrawn from the Variable Investment Options, Traditional Fixed Account, Short-Term Fixed Account, Holding Fixed Account, and Indexed Fixed Accounts on a
pro-rata
basis. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Variable Investment Options. Amounts withdrawn from Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options. The amount is placed in the Holding Fixed Account and then will be transferred to a segment of the Indexed Loan Account on the next monthly Policy anniversary.
For example, assume a policy had a total cash value of $50,000 with $20,000 invested in the Total Stock Market Index Portfolio and $30,000 invested in the Global Bond Index Portfolio and requested a $10,000 Indexed Loan. $4,000 from the Total Stock Market Index Portfolio and $6,000 from the Global Bond Index Portfolio would be transferred to the Holding Account and moved to a segment of the Indexed Loan Account on the next monthly anniversary of the policy.
Interest on Indexed Loans will be charged at a rate of 6.00% and is payable at the end of each Policy year. If interest is not paid when due, it will be treated as a new Indexed Loan and added to the existing Indexed Loan.
The Indexed Loan Account segment value is credited interest daily at the guaranteed segment minimum interest rate of 1.00%. The crediting strategy of an Indexed Loan Account is linked to the changes in value of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year change in value of the S&P 500 Index (without dividends) between two points in time, with an annual floor as described above. You should be aware that, because the Company relies on a single point in time to calculate index interest, an owner might not receive any index credits or may receive the minimum rate, even if the S&P 500 Index has experienced gains throughout most or some of the segment term.
If there is a negative change in the value of the S&P 500 Index (without dividends), the Company will not reduce the Indexed Loan Account segment value to reflect the negative change.

Index Credit = Monthly average segment value * (Index Performance after being adjusted by the cap percentage – guaranteed segment minimum interest rate)

	Guaranteed Participation Percentage	Guaranteed Cap Percentage	Guaranteed Segment Minimum Interest Rate	Guaranteed Monthly Asset Charge Percentage
Indexed Loan Account	100%	3.00%	1.00%	N/A
Below is an example of how interest is credited to a segment of the Indexed Loan Account.
Cap: 9.50%
Loan Amount: 10,000
Guaranteed segment minimum interest rate: 1%
Index performance: 10%
Interest due on loan: 6.00% (payable at the end of each Policy year)

Policy Month	Loan Amount	Monthly Anniversary Segment Value	Interest Credited	Index Credit	End of Month Segment Value
1	10,000	10,000.00	8.30		10,008.30
2		10,008.30	8.30		10,016.60
3		10,016.60	8.31		10,024.91
4		10,024.91	8.32		10,033.22
5		10,033.22	8.32		10,041.55
6		10,041.55	8.33		10,049.88
7		10,049.88	8.34		10,058.21
8		10,058.21	8.34		10,066.56
9		10,066.56	8.35		10,074.91
10		10,074.91	8.36		10,083.26
11		10,083.26	8.36		10,091.63
12		10,091.63	8.37	853.89	10,953.89
Assuming the loan is taken on a Policy anniversary, interest on Indexed Loan is $600 in this example and is payable at the end of the Policy year. If interest is not paid when due, it will be treated as a new Indexed Loan and added to the existing Indexed Loan.
Monthly average segment value = $10,045.75
S&P 500 Index Value at the start of the segment = 2,500.00
S&P 500 Index Value at the end of the segment = 2,750.00
Index Performance = 2750/2500 -1 = 10.00%
Index credit = $10,045.75 x (9.5% — 1.00%) = $853.89
Index credit less interest due on loan = $853.89 - $600.00 = $253.89
At the end of each Indexed Loan Account segment any credited interest and Index Credits, are withdrawn from the segment of the Indexed Loan Account and reallocated to the subaccounts of the Separate Account, the Traditional Fixed Account, the Short-Term Fixed Account and Indexed Fixed Accounts (by way of the Holding Fixed Accounts) on a pro-rata basis in proportion to the current value of each account. The remainder is used to start a new segment unless you repay all or part of the Policy Debt.
The credited interest rate during any segment of the Indexed Loan Account will be between 1.00% (the guaranteed segment minimum interest rate of the Indexed Loan Account) and the cap percentage on the Indexed Loan Account for a particular segment. You may contact your PIA financial professional or contact our office for information regarding the current cap percentage applicable to the Indexed Loan Account. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the change in value of the S&P 500 Index, with a minimum rate guaranteed instead of the fixed rate earned on the collateral held for a Traditional Loan. However, please note that amounts in the Traditional Loan Account will never be charged a net interest charge more than 1%, but amounts in the Indexed Loan Account may be charged Net Interest Charge up to 5.00%. When either an Indexed Loan or a Tradition Loan are taken while any Policy Value is in the Indexed Fixed Accounts, the Policy will enter a Lockout Period. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.
You may repay all or part of a loan at any time. Unless the Policy is in a Lockout Period, any repayment of Policy Debt will be allocated pro-rata
across all Indexed Loan Account segments. The repayment amount in each Indexed Loan Account segment remains part of the Indexed Loan Account segment value. Therefore, a loan repayment will not affect the index credit calculation of the loan account segment and the values in the example above would be unchanged. On segment maturity the repayment amount of the Indexed Loan Account segment value is allocated to the subaccounts of the Separate Account, the Traditional Fixed Account, the Short-Term Fixed Account, and Indexed Fixed Accounts on a
pro-rata
basis in proportion to the current value of each account.
If the Policy is in a Lockout Period, a loan repayment will be withdrawn from the segments of the Indexed Loan Account and transferred to the Traditional Fixed Account. Below is an example of how a loan repayment (in a Lockout Period) affects the Indexed Loan Account.

Indexed Fixed Account: Indexed Loan Account
Cap: 9.50%
Guaranteed segment minimum interest rate: 1%
Index performance: 10%
Loan repayment of 5,000.00 at the beginning of month 7
Interest due on loan: 6.00% (payable at the end of each Policy year)

Policy Month	Loan Amount	Loan Repayment	Monthly Anniversary Segment Value	Interest Credited	Index Credit	End of Month Segment Value
1	10,000		10,000.00	8.30		10,008.30
2			10,008.30	8.30		10,016.60
3			10,016.60	8.31		10,024.91
4			10,024.91	8.32		10,033.22
5			10,033.22	8.32		10,041.55
6			10,041.55	8.33		10,049.88
7		5,000	5,049.88	4.19		5,054.06
8			5,054.06	4.19		5,058.26
9			5,058.26	4.20		5,062.45
10			5,062.45	4.20		5,066.65
11			5,066.65	4.20		5,070.86
12			5,070.86	4.21	640.95	5,716.01
Assuming the loan is taken on a Policy anniversary, interest on Indexed Loan is $452.18 in this example and is payable at the end of the Policy year. If interest is not paid when due, it will be treated as a new Indexed Loan and added to the existing Indexed Loan.
Monthly average segment value = $7.540.56
S&P 500 Index Value at the start of the segment = 2,500.00
S&P 500 Index Value at the end of the segment = 2,750.00
Index Performance = 2750/2500 -1 = 10.00%
Index credit = $7,540.56 x (9.5% — 1.00%) = $640.95
Index credit less interest due on loan = $640.95 - $452.18 = $188.77
Since the Policy is in a Lockout Period, the loan repayment of $5,000 made at the beginning of month 7 is withdrawn from the Indexed Loan Account segment and transferred to the Traditional Fixed Account. Traditional Loan Account
As long as you do not have a Indexed Loan outstanding, you may take an Traditional Loan. You may borrow up to 99% of your Cash Surrender Value and the minimum amount you may borrow is $250.

When a Traditional Loan is taken, an amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Fixed Dollar Cost Averaging Account) on a pro-rata
basis and is transferred to a Traditional Loan Account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options.
Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each Policy year. The maximum annual rate is the greater of the Moody’s Corporate Bond Yield Average and 2.00%. If interest is not paid when due, it is added to the loan. The Traditional Loan Account is guaranteed to earn interest at 1.00% during the first 10 Policy years and 1.75% thereafter. You will be subject to a Net Interest Charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the Traditional Loan Account. On a guaranteed basis, in no event will the Net Interest Charge be greater than 1.00% on a Traditional Loan during the first 10 Policy years. Starting in the 11th Policy year, the Net Interest Charge will in no event be greater than 0.25%. On a current basis, the Net Interest Charge is 1.00% for the first five Policy years. Starting in the sixth Policy year, the Net Interest Charge is currently 0.00%.
You may repay all or part of a loan at any time. If the Policy is not in a Lockout Period, upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the Traditional Loan Account to the Variable Investment Options, the Short-Term Fixed Account, the Traditional Fixed Account, and the Indexed Fixed Accounts (via the Holding Fixed Account) on a
pro-rata
basis in proportion to the current value of each account. If the Policy is in a Lockout Period, upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the Traditional Loan Account to the Traditional Fixed Account.
Holding Fixed Account
Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly Policy anniversary will be allocated to a Holding Fixed Account. Amounts allocated to the Holding Fixed Account will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 1.00%. On the next monthly Policy anniversary, the amounts in this account will be automatically transferred into the Indexed Fixed Accounts.
The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by The Penn Insurance and Annuity Company. S&P
®
, S&P 500
®
, US 500, The 500, iBoxx
®
, iTraxx
®
and CDX
®
are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index. The product is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to The Penn Insurance and Annuity Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to The Penn Insurance and Annuity Company or the product
.
S&P Dow Jones Indices has no obligation to take the needs of The Penn Insurance and Annuity Company or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of the product. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading adviser, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax adviser. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR

GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE PENN INSURANCE AND ANNUITY COMPANY, OWNERS OF THE PRODUCT
,
OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE PENN INSURANCE AND ANNUITY COMPANY
,
OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

A
PPENDIX
C
State Variations
Following is the summary of state variations for the Accumulation Variable Universal Life Insurance Policy. This list includes the material features and benefits of the Policy. Information contained below is subject to change based on state approvals of the Policy. Please refer to your Policy for specific information.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
FL	See “Policy Loans.”	There is no minimum policy loan amount.
FL	See “Do I Have the Right to Cancel the Policy?”	If your Policy is not replacing an existing policy, you have the right to cancel your Policy within 14 days after you receive it. If your Policy is a replacement, you have the right to cancel your Policy within 30 days after you receive it.
FL	See “What Are the Supplemental Riders and Benefits That Are Available?”	The Early Surrender Value Rider and Cash Value Enhancement Rider are not available in Florida
FL	See “Incontestability” in the Statement of Additional Information
For Incontestability, the SAI language has been revised as follows:

After a Policy has been in force during the insured’s lifetime for two years from the original Policy date, we may not contest the Policy. However, if there has been a Policy change or reinstatement for which we required evidence of insurability, we may contest that Policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the Policy change or reinstatement.

SC	See “Do I Have the Right to Cancel the Policy?”	If you cancel your Policy during the free look period, you will receive a refund of any premiums you have paid. During the free look period, your policy value will be allocated to the Short-Term Fixed Account. At the end of the period, your policy value will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.
SC	See “Incontestability” in the Statement of Additional Information
For Incontestability, the SAI language has been revised as follows:

After a Policy has been in force during the insured’s lifetime for two years from the original Policy date, we may not contest the Policy. However, if there has been a Policy change or reinstatement for which we required evidence of insurability, we may contest that Policy change or reinstatement for two

STATE	LOCATION IN PROSPECTUS	STATE VARIATION

years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the Policy change or reinstatement.

If We initiate a mutual rescission or institute proceedings to vacate the Policy or any rider or supplemental benefits, We must commence such action within the time specified above.

SC	See “Suicide” in the Statement of Additional Information	The suicide exclusion does not restart upon reinstatement.
SD	See “Do I Have the Right to Cancel the Policy?”	If you cancel your Policy during the free look period, you will receive a refund of any premiums you have paid. During the free look period, your policy value will be allocated to the Short-Term Fixed Account. At the end of the period, your policy value will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.
SD	See “What Are the Supplemental Riders and Benefits That Are Available?”
For the Accidental Death Benefit Rider, the prospectus language has been revised as follows:

In the table under ‘Brief Description of Restrictions/Limitations’

Certain exclusions apply, including death resulting directly or indirectly from disease, infection, crimes, suicide, etc.

Under ‘Accidental Death Benefit Rider’

The Accidental Death Benefit will not be payable if the death of the insured is the result, directly or indirectly, of certain types of excluded accidents, including:

•  disease or infirmity of body, or medical or surgical treatment for such disease or infirmity;

•  an infection not occurring as a direct result or consequence of the accidental bodily injury;

•  suicide, or intentionally self-inflicted injury, of the insured;

•  the commission by the insured of a felony;

•  travel or flight in or descent from an aircraft of any kind while the insured is a pilot, officer, or member of the crew of the aircraft;

•  war or act of war, or other special hazards incident to service in the military, naval or air forces of any country.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
SD	See “What Are the Supplemental Riders and Benefits That Are Available?”
For the Disability Waiver of Monthly Deductions Rider, the prospectus language has been revised as follows:

Monthly Deductions will not be waived if the total disability of the Insured results from:

(a) any attempt at suicide, or intentionally self-inflicted injury, while sane or insane;

(b) war or an act of war, while the Insured is in the military, naval or air force of any country, group of countries or international organization;

(c) active participation in a riot, insurrection or terrorist activity;

(d) committing or attempting to commit a felony;

(e) voluntary intake or use by any means of poison, gas or fumes, unless a direct result of an occupational accident; or

(f) participation in an illegal occupation or activity.

SD	See “What Are the Supplemental Riders and Benefits That Are Available?”
For the Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider) , the prospectus language has been revised as follows:

Monthly Deductions will not be waived and Stipulated Premium will not be deposited if the total disability of the Insured results from:

(a) any attempt at suicide, or intentionally self-inflicted injury, while sane or insane;

(b) war or an act of war while the Insured is in the military, naval or air force of any country, group of countries or international organization;

(c) active participation in a riot, insurrection or terrorist activity;

(d) committing or attempting to commit a felony;

(e) voluntary intake or use by any means of poison, gas or fumes, unless a direct result of an occupational accident; or

(f) participation in an illegal occupation or activity.

The Statement of Additional Information (the “SAI”) includes additional information about the Accumulation Variable Universal Life Insurance Policy. The SAI is available, without charge, upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at
1-800-523-0650
or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Reports and other information about the PIA Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Accumulation Variable Universal Life Insurance Policy is C000245745.

STATEMENT OF ADDITIONAL INFORMATION

FOR

ACCUMULATION VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

December 31, 2023

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Accumulation VUL prospectus dated December 31, 2023. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Insurance and Annuity Company (“PIA” or the “Company”), Customer Service Group – C3P, PO Box 178, Philadelphia, Pennsylvania, 19105 or, you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com.

The financial statements of the Company and the PIA Variable Life Account I are incorporated by reference to the financial statements included in the Form N-VPFS filed on April 25, 2023.

THE PENN INSURANCE AND ANNUITY COMPANY

The Penn Insurance and Annuity Company is a Delaware stock life insurance company. We are a wholly-owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”). We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania, 19105.

PIA Variable Life Account I

We established PIA Variable Life Account I (the “Separate Account”) as a separate investment account under Delaware law on March 10, 2021. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the federal securities laws.

ADDITIONAL INFORMATION

Assignment

You may assign the Policy while it is in force during the life of the Insured. Your rights, and the rights of any beneficiary, will be subject to the rights of an assignee under the terms of an assignment. We will not be bound by any assignment until you provide a signed form, that we have either provided or find acceptable, and the form has been filed at the home office. Unless you specify otherwise, the assignment will take effect as of the date you signed the form, subject to any action we have taken prior to the time that the assignment is received at the home office. We are not responsible for the effect or the validity of any assignment.

Misstatement of Age or Sex

If the insured’s age or sex (if the policy is issued on a sex-distinct basis) has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or sex (if the policy is issued on a sex-distinct basis).

Incontestability

After a Policy has been in force during the insured’s lifetime for two years from the original Policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a Policy change or reinstatement for which we required evidence of insurability, we may contest that Policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the Policy change or reinstatement.

Suicide

If the insured, whether sane or insane, dies by suicide, within two years of the original Policy date or any shorter period as may be required by applicable law in the state where the Policy is delivered or issued for delivery, our liability will be limited to an amount equal to the premiums paid for the Policy less any Policy loan partial withdrawals. If there has been an increase in Specified Amount for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase or any shorter period as may be required by applicable law in the state where the Policy is delivered or issued for delivery, our liability with respect to the increase will be limited to an amount equal to the portion of the monthly charges associated with that increase. If there has been a reinstatement, and if the insured dies by suicide, within two years of the reinstatement or any shorter period as may be required by applicable law in the state where the Policy is delivered or issued for delivery, our liability will be limited to an amount equal to the premiums paid less any Policy loan partial withdrawals since the date of reinstatement.

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Non-Principal Risks

In addition to the section of the prospectus on the principal risks of investing in the Policy, risks are disclosed separately in each of the appropriate sections of the prospectus.

SALE OF THE POLICY

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for (1) Penn Mutual Variable Annuity Account III, a separate account established by Penn Mutual; for (2) Penn Mutual Variable Life Account I, also a separate account established by Penn Mutual; and for (3) PIA Variable Annuity Account I, a separate account established by the Company. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

The Accumulation VUL Policy is newly offered and therefore HTK did not receive any compensation for its services related to the Policy during the last three fiscal years.

PERFORMANCE INFORMATION

We may provide the investment performance for the mutual fund portfolios (each, a “Portfolio”) that are offered as investment options under the Policy. The performance information for the Portfolios reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included.

EXPERTS

The financial statements of the Company (i) as of December 31, 2022 and for each of the two years in the period ended December 31, 2022 and (ii) as of December 31, 2020 and for each of the two years in the period ended December 31, 2020; and the financial statements of the Separate Account as of December 31, 2022 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Form N-VPFS filed on April 25, 2023. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Policy.

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